Registration No. 333-71853

& 811-09225

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☒	Post-Effective Amendment No. 9

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 9

THRIVENT VARIABLE ANNUITY ACCOUNT II

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (612) 340-7005

NAME AND ADDRESS OF AGENT FOR SERVICE

John C. Bjork

625 Fourth Avenue South

Minneapolis, Minnesota 55415

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 29, 2005 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Units of interest in single premium immediate variable annuity certificates.

Prospectuses Single Premium Immediate Variable Annuity

April 29, 2005

Thrivent Variable Annuity Account II

Thrivent Series Fund, Inc.

Important Information About Procedures for Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account or apply for a variable product, we will ask for your name, address, date of birth and other information that will be used to identify you. This information may be compared with information obtained from a consumer reporting agency, public database or other source. We may also ask to see your driver’s license and other identifying documents.

THRIVENT VARIABLE ANNUITY ACCOUNT II

PROSPECTUS

FOR

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACTS

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-THRIVENT	Telephone: 800-THRIVENT

This Prospectus describes the single premium immediate variable annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”. “us”, or “our”), a fraternal benefit society organized under Wisconsin law. We offer the Contract to a member or a person eligible for membership who is also applying for membership.

We allocate net premiums based on the Annuitant’s designation to one or more Subaccounts of Thrivent Variable Annuity Account II (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays guaranteed periodic payments). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc.
and Westcap Investors LLC)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management LLP)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and
T. Rowe Price International, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Fidelity Management &
Research Company)

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent High Yield Portfolio II

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated April 29, 2005. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI without charge by writing to us at our address above. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI. The Table of Contents for the SAI may be found on Page 32 of this Prospectus. Appendix A sets forth definitions of special terms used in this Prospectus.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or preceded by the current Prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is April 29, 2005

[THIS PAGE INTENTIONALLY LEFT BLANK]

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FEES AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you purchase the Contract.

Contract Owner Transaction Expenses:
Sales Charge Imposed on Premium Payment	NONE
Transfer Fee (after 12 free transfers)	$25[1]
Maximum Indirect Surrender Charge	9%[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Subaccount Expenses (as a percentage of average net assets of each Subaccount)
Mortality and Expense Risk Charges	1.25%
Total Annual Subaccount Expenses	1.25%

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of the Portfolios of the Fund is contained in the prospectus for the Fund.

Total Annual Portfolio Operating Expenses[3]	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.37%	1.19%

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Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

♦	If you select a life income payment option with a 10-year guaranteed payment period and do not surrender your Contract at the end of the applicable time period:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$162	$243	$482	$717	$796	$1,175	$1,550	$2,243

♦	If you select a 10-year fixed period income payment option and do not surrender your Contract at the end of the applicable time period:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$150	$224	$405	$603	$599	$885	$781	$1,145

♦	If you select a life income payment option with a 10-year guaranteed payment period and you surrender your Contract at the end of the applicable period:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$220	$301	$518	$752	$814	$1,192	$1,550	$2,243

♦	If you select a 10-year fixed period income payment option and you surrender your Contract at the end of the applicable period:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$316	$389	$507	$703	$650	$935	$781	$1,145

Notes to Fee and Expense Tables:

1 You are allowed 12 free transfers from the Subaccounts in each Contract Year. Subsequent transfers will incur a $25 transfer charge.

2 If you withdraw from or surrender the Contract, we will pay you the commuted value of the future payments for the remaining guaranteed payment period. We calculate the commuted value you receive for the Fixed Account using an interest rate that is currently 0.5% higher than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the Contract has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would receive had you chosen to continue receiving Annuity Payments.

3 Thrivent Financial has agreed to voluntarily reimburse all expenses other than the advisory fees for certain of the Portfolios. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.37% to 1.08%. The reimbursements may be discontinued at any time.

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SUMMARY

Please refer to Appendix A at the end of this Prospectus for definition of terms which can help you understand details about your Contract. This summary gives you a brief overview of the more significant aspects of the Contract. Please refer to the remainder of this Prospectus for more detailed information.

The Contract

The Contract along with any riders or endorsements, amendments, application, and our Articles of Incorporation and Bylaws constitutes your entire agreement. The Contract is an individual single premium immediate variable annuity that allows you to receive periodic payments whose amounts are adjusted up or down according to the performance of various underlying Subaccounts you select.

You may purchase the Contract for a minimum single premium of $5000. In order to purchase a Contract, you must submit an application to us through one of our financial associates who is also a registered representative of Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may not be available for purchase in all states.

Investment Options

The Contract offers a choice of a number of variable investment options. You bear the investment risk as to the performance of the variable investment options. The Contract also offers a Fixed Account option. Premiums allocated to the Fixed Account will fund guaranteed periodic payments.

Free Look Period

You may cancel your Contract within 10 days starting on the day you receive it. This 10-day period is called the free look period. Some states require that we provide you a longer free look period. In some states we restrict the initial premium allocation to the Thrivent Money Market Subaccount during the free look period.

Withdrawals and Surrenders

Unless your Contract is irrevocable, you may withdraw from or surrender the Contract for its commuted value. If you take a withdrawal from or surrender the Contract before attaining age 59½, you may be subject to a 10% premature distribution penalty tax in addition to ordinary income tax.

Transfers

You may transfer all or a part of your Contract’s value among the Subaccounts or from the Subaccounts to the Fixed Account subject to certain limitations. We do not allow transfers from the Fixed Account. You may make up to twelve transfers per year. Certain other restrictions apply to transfers.

Annuity Payment Amount

We determine the amount of your Annuity Payment based upon your premium, the Annuity Payment option you choose, and the investment allocations that you select.

Federal Tax Status

Generally, there should be no federal income tax on increases in Accumulated Value until there is a distribution. All or a portion of every distribution or Annuity Payment will generally be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59½. Current tax laws may change at any time.

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SUMMARY

Death proceeds are taxable and generally are included in the income of the recipient as follows:

♦	If received under a payment option, they are taxed in the same manner as Annuity Payments.

♦	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

Condensed Financial Information

Condensed financial information containing the accumulated unit value history appears at the end of this Prospectus in Appendix B.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin Law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We issue the Contracts. We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a Variable Account of ours, which was established in 1999. The Variable Account meets the definition of a “Variable Account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and

Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

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INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Variable Account to one or more of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Fund. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Subaccount	Thrivent Technology Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Growth Subaccount II	Thrivent Mid Cap Growth Portfolio II
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner International Stock Subaccount	Thrivent Partner International Stock Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Growth Subaccount II	Thrivent Large Cap Growth Portfolio II
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent High Yield Subaccount II	Thrivent High Yield Portfolio II
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

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INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below:

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio. To seek long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio. To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio II. To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Subaccount. To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner International Stock Portfolio. To strive for long-term capital growth by investing primarily in foreign stocks.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth Portfolio II. To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

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INVESTMENT OPTIONS

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio. To strive for investment results that approximate the performance of the S&P 500®* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Balanced Portfolio. To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Thrivent Large Cap Index and Thrivent Bond Index Portfolios.

Thrivent High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent High Yield Portfolio II. To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as “junk bonds.”

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

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INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectuses for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company Variable Accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity Variable Accounts and variable life insurance Variable Accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws

♦	Changes in Federal income tax law

♦	Changes in the investment management of the Fund

♦	Differences in voting instructions between those given by the Contract Owners from the different Variable Accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the Variable Accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

♦	Turner Investment Partners, Inc. and Westcap Investors LLC serve as subadvisers for Thrivent Partner Small Cap Growth Portfolio.

♦	T. Rowe Price Associates, Inc. serves as subadviser for Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio.

♦	T. Rowe Price International, Inc., and Mercator Asset Management, LP serve as subadvisers for Thrivent Partner International Stock Portfolio.

♦	Goldman Sachs Asset Management LLP serves as subadviser for Thrivent Partner Mid Cap Value Portfolio.

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INVESTMENT OPTIONS

♦	Fidelity Management & Research Company serves as subadviser for Thrivent Partner All Cap Portfolio. FMR Co., Inc. serves as the Portfolio’s sub-subadviser.

The Fund pays each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Variable Accounts of ours.

Fixed Account

You may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

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THE CONTRACT

Application and Purchase

The Contract is an individual single premium immediate variable annuity. We offer Contracts to members, people who are eligible for membership and employees of Thrivent Financial (including employees of our subsidiaries and affiliates).

We may issue the Contract as:

♦	a nonqualified annuity;

♦	a traditional individual retirement annuity (Traditional IRA);

♦	a tax-sheltered annuity (TSA); or

♦	as a funding vehicle for qualified retirement plans or in circumstances where the annuity may qualify for special treatment under the Code.

You may purchase a Contract by completing and submitting an application. The Annuitant must be younger than 100 years as of the Issue Date. Some states may have additional limitations.

You must give us or arrange to have sent to us a single premium payment of at least $5,000 along with your application. You can not make any additional premium payments unless we agree. Single premium payments over $1,000,000 require our prior written approval.

Certain provisions of the Contracts may vary from state to state in order to conform with the law of the state in which you reside. This Prospectus describes generally applicable provisions. You should refer to your Contract for any variations required by state law.

Crediting and Allocating Your Premium Payment

You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any Subaccount or the Fixed Account. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order. You may allocate premiums to no more than 15 different Subaccounts.

If your application is in good order, we will allocate the premium to your chosen Subaccount(s) and/or Fixed Account (or in certain states, to the Thrivent Money Market Subaccount, as discussed below) within two days of receipt of the completed application and premium at our Service Center. If we determine the application is not in good order, we will attempt to complete the application within five business days. If the application is not complete at the end of this period, we will inform you of the reason for the delay and that the premium will be returned immediately unless you specifically consent to our keeping the premium until the application is complete. If, after 15 days, the application still is not complete, we will return your premium and application to you. On each day that the New York Stock Exchange is open for business, we determine the annuity unit value (AUV) of each Subaccount at the end of each business day at 4:00 p.m. Eastern Time. We will not purchase or redeem any annuity units on any days that Thrivent Financial is not open for business.

Free Look Period

Generally, you may return your Contract for cancellation within 10 days after you initially receive it. However some states require a longer free look period. Please review your Contract to determine your free look period.

In order to return your Contract, you must deliver or mail the Contract along with a Written Request to our Service Center. Upon cancellation, the Contract will be void as of the Issue Date and you will be entitled to receive an amount equal to the Contract’s free look value as of the date you notify us or the date we receive your cancellation request in our Service Center, whichever is earlier. The Contract’s free look value is the

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THE CONTRACT

total of the free look value for each of the Subaccounts and Fixed Account that you selected. The free look value for each of the Subaccounts is the premium allocated to that Subaccount multiplied by the Subaccount investment factor for each Valuation Period minus any payments made attributable to that Subaccount, see Subaccount Investment Factor. The free look value for the Fixed Account is the amount of premium allocated to the Fixed Account minus any payments made from the Fixed Account. You will generally receive your money within seven days after we receive your request for cancellation. However, if your Contract is an IRA, and you decide to cancel it within seven days from the receipt of your IRA disclosure, we will refund your premium less any payments made.

Certain states require a full refund of premium paid if a Contract is returned during the free look period. In these situations we reserve the right to place the premium you allocated to the Subaccounts to the Thrivent Money Market Subaccount until the free look period expires plus an additional five-day period to allow for your receipt of the Contract by mail. After this period, we will allocate the value of the annuity units of the Thrivent Money Market Subaccount to the Subaccount(s) according to your original instructions. In all such states, we will refund the greater of the premium paid minus any payment paid or the Contract’s free look value.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of all distributions under the Contract. Unless the owner is an entity, the owner is also the Annuitant. As owner, you can name beneficiaries, and make transfers between Subaccounts and to the Fixed Account. You will receive all Annuity Payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant(s) dies during the guaranteed payment period, the death proceeds will be payable to the named beneficiary. We use the Annuitant’s life to determine the amount and duration of any Annuity Payments.

Under certain circumstances other entities, such as trusts, may purchase Thrivent Financial products but are not eligible for membership.

Adult and Juvenile Contracts

We issue adult Contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We issue juvenile Contracts when the proposed Annuitant is younger than age 16, but is otherwise eligible for benefit membership.

In the case of the adult Contract, the Annuitant must be 16 years of age or older. Typically, the applicant of the Contract is the owner and Annuitant of the Contract. While the Annuitant is alive, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. The person who applies for the Contract becomes a benefit member of Thrivent Financial upon our approval of the membership application.

For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary date following the earlier of:

♦	the Annuitant’s 21st birthday; or

♦	the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing; or

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THE CONTRACT

♦	the death of the adult controller after the Annuitant’s 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our bylaws.

The juvenile Annuitant will become a benefit member of Thrivent Financial on the first Contract Anniversary date on or following the juvenile’s 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the Contract, if any. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate (in accordance with applicable state law). Thrivent Financial bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

♦	equally to the beneficiaries in the first class. If none are living, then;

♦	equally to the beneficiaries in the second class. If none are living, then;

♦	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.

You may change beneficiaries by sending a Written Request to our Service Center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your Written Request, or the date we receive your Written Request in good order at our Service Center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the Annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

If you elect not to have a guaranteed payment period or all Annuitants live beyond the guaranteed payment period, no death proceeds will be payable.

Assignments of Ownership

The Contract cannot be sold, assigned, discounted, or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose.

ANNUITY PAYMENTS

Selecting an Annuity Payment Option

The annuity payment option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency of payment, and the amount of the first Annuity Payment. You must select the Annuity Payment option when applying for the Contract. You may not change the type of Annuity Payment option once we issue the Contract.

If you choose a life income payment option, you must elect to characterize your Contract and its Annuity Payments as either revocable or irrevocable. (However, some states do not allow the characterization of a

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ANNUITY PAYMENTS

Contract as revocable.) For all other payment options, your Contract will be revocable. If you elect the irrevocable option, you cannot later change the Annuity Payments, or receive a withdrawal or surrender from the Contract. If you elect the irrevocable option, you cannot later change to the revocable option once we issue the Contract. If your Contract is revocable you can:

♦	change the duration of the guaranteed payment period (to a shorter period);

♦	receive withdrawals; and

♦	surrender the Contract.

If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your Contract as irrevocable, you cannot later change it to a revocable Contract once the change is made.

If you do not have any other sources of funds for emergencies or other financial needs which may arise, an irrevocable Contract may be inappropriate for you. In addition, even though you can take withdrawals from or surrender a revocable Contract, a revocable Contract may be inappropriate for you if you intend on taking additional withdrawals from or surrendering the Contract, particularly in the short term. Withdrawals or surrenders from revocable Contracts result in the assessment of indirect withdrawal or surrender charges, and the calculation of new commuted values. See Contract Fees and Charges for more information regarding the calculation of commuted values and the assessment of indirect withdrawal or surrender charges.

You must also select the Subaccounts and/or the Fixed Account to which we will apply your premium. Except as discussed in Free Look Period, the annuity unit value for each Subaccount selected as of the Valuation Date when we receive your premium, will be used to calculate the number of annuity units which determine your first variable Annuity Payment. Your total Annuity Payment will be the Fixed Account Annuity Payment, if any, plus the Variable Account Annuity Payment.

If you do not specify an Annuity Payment option, we will treat your application as not being in good order. If you do not specify whether or not the Contract and its Annuity Payments will be irrevocable or revocable, we will issue the Contract as revocable.

You must also tell us at time of application which financial institution and account you would like your payments sent to. We will send your Annuity Payments via electronic funds transfer to the financial institution that you request. The owner of the Contract must be named on the account at the financial institution receiving the Annuity Payments. If you do not tell us which financial institution and account you would like your Annuity Payments sent to, we will treat your application as not being in good order.

Annuity Payment Options

Fixed Period Income

We make Annuity Payments at regular intervals for a fixed number of payments, not to exceed the greater of 30 years or the Annuitant’s life expectancy. We call this payment period the “guaranteed payment period.” At the end of the guaranteed payment period, all of the Annuity Payments will have been paid, the commuted value of the Contract will be zero, and the Contract will terminate.

Life Income with Guaranteed Payment Period

We make Annuity Payments at regular intervals for the lifetime of the Annuitant. If the Annuitant dies during the guaranteed payment period, we will continue payments to the beneficiary to the end of the guaranteed payment period. You may choose a guaranteed payment period of 0 to 30 years at the time we issue the Contract. The amount of the payments depends upon the sex and age of the Annuitant, at the time we issue the Contract. If you select a shorter guaranteed payment period, you will receive larger Annuity Payments. Both the commuted value and death proceeds, however, will be smaller if the guaranteed payment period is shorter. If you die after the end of the guaranteed payment period, no death

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ANNUITY PAYMENTS

proceeds will be payable. Also, no surrenders or withdrawals are permitted after the end of the guaranteed payment period. If you have poor health or have a shortened life expectancy, you may want to consider selecting a longer guaranteed payment period.

Joint and Survivor Life Income with Guaranteed Payment Period

We make Annuity Payments at regular intervals for the lifetime of both Annuitants. Unless an entity is the owner, the Annuitants also own the Contract as joint owners. Upon the death of one of the Annuitants, we will continue payments for the lifetime of the surviving Annuitant. If both Annuitants die during the guaranteed payment period, we will continue payments to the beneficiary to the end of that period. You may choose a guaranteed payment period of 0 to 30 years at the time of issue. You may also choose to have the Annuity Payment reduced after the death of the first Annuitant. The Annuity Payment may be reduced by a factor of 1/2, 1/3, or 1/4. We will reduce the payments immediately after the later of the first death of one of the Annuitants and the end of the guaranteed payment period. A higher reduction amount will result in a higher payment while both Annuitants are alive. The amount of the payments depends upon the age and sex of the Annuitants at the time of issue.

Annuity Payment Dates

Annuity Payments may be made monthly, quarterly, semi-annually and annually. In addition, payments may be made annually but paid monthly. Under this payment option, the Annuity Payment will be distributed from the variable Subaccounts annually, but will be placed in the Fixed Account to earn interest. We will then make monthly payments from the Fixed Account for the remainder of the year.

You may select the Annuity Payment Date. This is the date you should generally expect to receive your Annuity Payment. If you do not select a payment date, the Annuity Payment Date will be the same day of the month as the Issue Date. In the event that you do not select a payment frequency, Annuity Payments will be made monthly. Once you select the Annuity Payment frequency or the Annuity Payment Date, neither may be changed.

After the first Annuity Payment, we compute subsequent payments three business days prior to the day you selected to receive Annuity Payments.

Fixed Account Annuity Payments

You may choose to deposit some or none of your premium in the Fixed Account portion of the Contract.

Premiums deposited in the Fixed Account will fund guaranteed periodic payments. We will determine the guaranteed Annuity Payment at the time we issue the Contract. We may pay more than the guaranteed Annuity Payment if the investment experience of the Fixed Account is more favorable than the guaranteed interest rate shown in the Contract. We may also pay more than the guaranteed payment if our mortality experience or administration expenses are favorable. We may change the amount of the Fixed Account Annuity Payment at any time, but will not pay an amount lower than the guaranteed payment.

Premiums placed in the Fixed Account may not be transferred to the Subaccounts.

Variable Annuity Payments

First Variable Annuity Payment

Variable Annuity Payments are periodic payments we make, the amount of which varies from one Annuity Payment Date to the next as a function of the net investment performance of the Subaccounts you selected. The dollar amount of the first variable Annuity Payment depends on the Annuity Payment option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount of premium applied to purchase the variable Annuity Payments, and an assumed investment return that you select.

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ANNUITY PAYMENTS

The dollar value of the first variable Annuity Payment is the sum of the first variable Annuity Payments attributable to each Subaccount. The dollar amount of the first total Annuity Payment is the sum of the first variable Annuity Payment and the Fixed Account Annuity Payment.

The first payment is made at the time of issue. The second payment is made on the next Annuity Payment Date. However, if this results in the second payment being received in the same month as the Issue Date, the second payment will be made on the requested date of the next Annuity Payment thereafter.

Annuity Units

We initially determine the number of annuity units for each Subaccount on the Issue Date. We calculate the number of annuity units for each Subaccount by dividing the amount of the first variable Annuity Payment allocable to that Subaccount by the annuity unit value for that Subaccount on the Issue Date. The number of annuity units attributable to each Subaccount under a Contract remains fixed unless there is a transfer of annuity units between Subaccounts.

Subsequent Variable Annuity Payments

We determine the dollar amount of each subsequent variable Annuity Payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending on the Annuity Payment Date, or during which the Annuity Payment Date falls. We aggregate the subsequent variable Annuity Payments for each Subaccount to determine the variable Annuity Payment. When an Annuity Payment Date would fall on a day that is not a

Valuation Date, we calculate the variable Annuity Payment as of the Valuation Date immediately preceding what would have been the Annuity Payment Date.

The annuity unit value of each Subaccount for any Valuation Period is equal to:

♦	the annuity unit value for the preceding Valuation Period; multiplied by the Subaccount investment factor for the current Valuation Period; multiplied by

♦	a daily discount factor which adjusts the annuity unit value to reflect the assumed investment return. This factor is compounded to reflect the number of days in the Valuation Period.

Subaccount Investment Factor

The Subaccount investment factor for any Valuation Period is equal to:

♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;

♦	plus the amount of any dividend, capital gain or other distribution paid by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;

♦	plus or minus any cumulative credit or charge for taxes reserved from the operation of the portfolio;

♦	minus the dollar amount of the mortality and expense risk charge we deduct each day in the Valuation Period; and

♦	divided by the net asset value of the corresponding Portfolio at the beginning of the Valuation Period.

Assumed Investment Return

The annuity unit value for each Subaccount will increase or decrease from one Annuity Payment Date to the next in direct proportion to the net investment return of that Subaccount less an adjustment for assumed investment return that you selected. The purpose of the adjustment is to ensure the annuity unit value only changes when the Subaccount investment factor represents a rate of return greater than or less than the assumed investment return you selected.

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ANNUITY PAYMENTS

The Contract permits you to select one of three assumed investment returns: 3%, 4% or 5%. A higher assumed investment return will result in a higher initial payment, a more slowly rising series of subsequent payments when actual investment performance (annualized, less deductions and expenses) exceeds the assumed investment return, and a more rapid drop in subsequent payments when actual investment performance (annualized, less any deductions and expenses) is less than the assumed investment return.

For example, if you select a 5% assumed investment return and if the net investment return of the Subaccount is equal to 5% annualized, the variable Annuity Payment attributable to that Subaccount for that period will be the same as the previous variable Annuity Payment. To the extent that the Subaccount’s net investment return exceeds an annualized rate of return of 5% for a payment period, the variable Annuity Payment for that period will be more than the previous variable Annuity Payment. To the extent that the Subaccount’s return is less than an annualized rate of 5%, the variable Annuity Payment for that period will be less than the previous variable Annuity Payment.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

Except for certain restrictions mentioned below, you may transfer the annuity units of one or more Subaccounts to one or more other Subaccounts and/or the Fixed Account. We will process requests for transfer that we receive in good order at our Service Center before 4:00 p.m. Eastern Time as of the close of business on that Valuation Date. We will process requests we receive at our Service Center after that time as of the close of business on the following Valuation Date.

To accomplish a transfer from a Subaccount, we will redeem the annuity units in that Subaccount and reinvest that value in annuity units of the other Subaccounts and/or the Fixed Account you specified. We impose the following restrictions on transfers:

♦	You may make up to twelve transfers in each Contract Year.

♦	You may not transfer from the Fixed Account.

Telephone Transfer Requests

If we receive a signed Telephone Transaction Authorization (found on the Contract application and on the Variable Products Service Request Form), you may make withdrawals and transfers pursuant to your telephone instructions (telephone request). We employ reasonable security procedures to ensure the authenticity of telephone instructions, including, among other things, requiring identifying information, recording conversations, and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from anyone who provides the correct identifying information. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must submit a Written Request to our Service Center. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

The phone number for telephone transactions is (800) THRIVENT or (920) 734-5721 locally. We reserve the right to suspend or limit telephone transactions.

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TRANSFERS AMONG SUBACCOUNTS

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.

We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading.

Surrenders and Withdrawals

You may be able to withdraw or surrender the Contract if you elect the revocable life income payment option at the time you purchase your Contract. However, you may not surrender or withdraw from the Contract if you elect the irrevocable life income payment option.

If you elected the revocable life income payment option, you may surrender the Contract at any time while an Annuitant is alive. If you elected a fixed period income, you may withdraw up to the commuted value of the Contract. If you elected a Single or Joint Life Income, you may withdraw up to the commuted value of the Contract less all previous withdrawals. Withdrawals decrease subsequent Annuity Payments. To completely surrender the Contract you must submit a signed Written Request on the approved Thrivent Financial form to our Service Center.

To make a withdrawal you may submit the Thrivent Financial approved form, or if you have authorized telephone transactions, you may phone in your request. Authorized telephone requests may not be made for more than $50,000.

The surrender or withdrawal will not be processed until we receive your surrender request in good order at our Service Center. You may obtain the approved Thrivent Financial form by contacting your Thrivent Financial representative or calling our Service Center at (800) THRIVENT. We do not accept telephone requests for full surrenders. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time on a Valuation Date

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SURRENDERS AND WITHDRAWALS

in order to process it on the same day. We will send your withdrawal or surrender amount by electronic funds transfer to the financial institution that you request.

Generally, we will pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

You may select the source of a withdrawal by specifically indicating the Subaccount or Fixed Account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific Subaccount(s) or Fixed Account), we will take the withdrawal on a pro rata basis from each Subaccount and the Fixed Account. You may not withdraw less than $1000 at one time. If you make a telephone request for a withdrawal, we are required to withhold 10% for federal income taxes. If you take a withdrawal, we will issue you a supplemental Contract for the remaining Annuity Payments.

You must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Withdraw a value of more than $100,000;

♦	Send proceeds to an address other than the one listed on your account; or

♦	Make the check payable to someone other than the current owner(s).

A Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You sign the Thrivent Financial Surrender form and have the signature (s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature Guarantee Program. A Medallion Signature Guarantee may be obtained at any national bank or brokerage firm.

You should consult your tax adviser regarding the tax consequences of a withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty. See Federal Tax Matters for more details.

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DEATH OF THE OWNER AND/OR ANNUITANT

If you are a joint Annuitant and joint owner, and die during the guaranteed payment period, we will continue making payments to the surviving joint owner, if any. The surviving joint owner, if any, will become the sole Annuitant and owner. If you are a joint Annuitant and joint owner and die after the end of the guaranteed payment period, we will make payments to the surviving joint owner, if any, based upon the reduction factor you selected.

If you are the only Annuitant and owner and die during the guaranteed payment period, we will continue making payments to your beneficiary for the remainder of the guaranteed payment period, if any. Your beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments.

If you are the only Annuitant and owner and die after the guaranteed payment period, no death proceeds would be payable.

If the owner is an entity, upon the Annuitant’s death, we will continue making payments to the beneficiary for the remainder of the guaranteed payment period, if any. Generally, the owner will also be the beneficiary. The beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments. If the Annuitant died after the guaranteed payment period, no death proceeds would be payable.

Upon your death, any remaining Annuity Payments will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

We will calculate the death proceeds payable as of the date of death when we receive notice of the death at our Service Center.

We will not recover from the payee or recipient any Annuity Payments made on or after the date of death but before we receive notice of the death at our Service Center.

Before we can process any death proceeds, we must receive at our Service Center:

♦	proof that the Annuitant or owner died;

♦	a completed claim form; and

♦	any other information that we reasonably require to process the claim.

Upon receipt at our Service Center of instructions in proper form from the beneficiary or owner to resume Annuity Payments, we will make any Annuity Payments that had gone unpaid since we received notice of the death. We will then resume making Annuity Payments. If we receive instructions to pay the death proceeds in a lump sum, we will pay the commuted value as of the date of death, plus interest, minus any Annuity Payments made before we were notified of the death.

CONTRACT FEES AND CHARGES

We may profit from one or more of the charges deducted under the Contract. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.

Withdrawal or Surrender Charge

There is no sales charge deducted from your premium payment. There also is no direct withdrawal or surrender charge applicable to the Contract, but if you withdraw from or surrender the Contract, we will pay you the commuted value of the Contract. We calculate the commuted value you receive for the Fixed Account using an interest rate that is 0.5% higher than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that

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CONTRACT FEES AND CHARGES

you selected. Since we use a higher interest rate in calculating the commuted value, the Contract has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would have received had you chosen to continue receiving Annuity Payments. While there is no direct surrender charge, the computation of the commuted value assumes an indirect charge that varies with each situation. However, this indirect charge will never exceed 9%.

Transfer Charge

You may make twelve free transfers in each Contract Year. We will charge you $25 for each subsequent transfer.

Mortality and Expense Risk Charge

To compensate us for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks it assumes under the Contracts.

In assuming the mortality risk, we incur the risks that our actuarial estimate of mortality rates may prove erroneous, and Annuitants will live longer than expected. If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Miscellaneous

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Contracts.

Taxes

Currently, we do not assess a charge against the Variable Account for federal income taxes or state premium taxes. We may assess such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us or we become subject to state premium taxes. Charges for any other taxes attributable to the Variable Account may also be made. See Federal Tax Matters.

GENERAL INFORMATION ABOUT THE CONTRACTS

The Entire Contract

The entire Contract between you and us consists of:

♦	the Contract;

♦	the application;

♦	endorsements or amendments, if any; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws in force as of the Issue Date of your Contract.

We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the Contract or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the Contract on our behalf. We will not be able to contest the Contract after it has been in effect for two years from its Issue Date, provided that the Annuitant is still living.

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GENERAL INFORMATION ABOUT THE CONTRACTS

Gender Neutral Benefits

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Service Center.

Reports to Contract Owners

At least annually, we will mail you a report showing the Annuity Payments for your Contract as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make.

Date of Receipt

Unless we state otherwise, the date of receipt by us of any premium made, Written Request, telephone request or any other communication is the actual date it is received at our Service Center in proper form. If we receive them after the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time or on a date which is not a Valuation Date, we will consider the date of receipt to be the next Valuation Date.

Payment by Check

If you make a premium by check and your check is returned to us for insufficient funds, we do reserve the right to seek reimbursement for any payments we made to you.

Postponement of Payments

We may defer payment of any surrender, death benefit or Annuity Payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations among the Subaccounts and the Fixed Account may also be postponed under these circumstances.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

25

GENERAL INFORMATION ABOUT THE CONTRACTS

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center.

FEDERAL TAX MATTERS

We do not intend this discussion of tax matters as tax advice. The ultimate effect of federal income taxes on a Contract or the economic benefit to the owner, Annuitant or beneficiary depends upon the tax status of such person and, if the Contract is purchased under a qualified retirement plan, upon the tax and employment status of the individual concerned. This discussion is based on our understanding of federal income tax laws, as currently interpreted. We make no representation regarding whether the Internal Revenue Service (IRS) will continue its current interpretations of these laws. We do not make any guarantee regarding the tax status of any Contract. Please consult with a qualified tax adviser for your particular tax situation.

Tax Status of Thrivent Financial

We are currently exempt from federal income taxes under Section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the Contracts. We may make charges for such taxes if there is a material change in federal, state or local tax laws attributable to either us or the Variable Account.

Diversification Requirements

Under Section 817(h)(1) of the Code and related regulations, we are required to ensure that the assets underlying the Variable Account portion of the Contracts are adequately diversified. This means that the underlying portfolios must have enough distinctly different holdings to satisfy the requirements. If we would not meet the requirements, the Contract would not be treated as an annuity Contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected and you or we pay an amount to the Internal Revenue Service. If we would fail to diversify and not correct the problem, you would be deemed the owner of the underlying securities in the portfolio and would be taxed on the earnings of your account.

We believe that the assets underlying the Contracts meet these diversification standards. We will continually monitor the Fund and the regulations of the Treasury Department to ensure that the Contract will continue to qualify as a variable annuity Contract under the Code.

In certain circumstances, owners of variable Contracts have been considered for federal income tax purposes to be the owners of the assets of the Variable Account supporting their Contracts due to their ability to exercise control over those assets. Where this is the case, the Contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility to allocate premiums and Contract annuity values, have

26

FEDERAL TAX MATTERS

not been explicitly addressed in published rulings. While we believe that the Contract does not give you investment control over the Variable Account assets, we reserve the right to modify the Contract as necessary to prevent you from being treated as the owner of the Variable Account assets supporting the Contract.

Taxation of Annuities in General

Section 72 of the Code governs the federal income taxation of annuities in general. We do not discuss the impact of estate, gift or state tax considerations in the following discussions.

Distribution Requirements

The Code requires that nonqualified Contracts contain specific provisions for distribution of proceeds upon the death of any owner. In order to be treated as an annuity Contract for federal income tax purposes, the Code requires that such Contracts provide that if any owner dies on or after the annuity commencement date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. Under the Contract, the beneficiary is the designated beneficiary of an owner/Annuitant and the successor owner is the designated beneficiary of an owner who is not the Annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an owner and any death or change of such primary Annuitant shall be treated as the death of an owner. The nonqualified Contracts contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contract satisfy all such Code requirements. The provisions contained in the Contract will be reviewed and modified if necessary to ensure that they comply with the Code requirements when clarified by regulation or otherwise.

Contracts Held by Natural Persons

You are not taxed on increases in the value of your Contract until a distribution occurs, either in the form of a withdrawal, surrender, or as Annuity Payments.

Distributions

For variable Annuity Payments, the taxable portion is determined by dividing the proportionate cost basis by the anticipated total number of payments payable under the Contract, multiplying that amount by the number of payments payable that year, and subtracting the result from each year’s total payments. The nontaxable portion of each year’s payments equals the cost basis divided by the anticipated number of payments. For fixed Annuity Payments, the taxable portion is determined by applying a formula that establishes the ratio that the cost basis of the Contract bears to the total value of Annuity Payments for the term of the annuity. The nontaxable portion of each payment equals the amount of the payment times that ratio. The balance of each year’s payments is taxable. Your entire payment will be taxable after you have recovered your entire cost basis. If your Annuity Payments cease before you have recovered all of your cost basis, you or your beneficiary may take a deduction for the remaining unrecovered cost basis. For non-qualified annuities, your cost basis is generally equal to your premium payments.

Payments from a withdrawal or surrender of a Contract are not considered Annuity Payments. Therefore, based on a recent private letter ruling issued by the Internal Revenue Service, withdrawals and surrenders should generally be taxed as ordinary income to the extent that the commuted value exceeds your cost basis in the Contract.

The taxable portion of any Annuity Payment, withdrawal or surrender is taxed at ordinary income tax rates.

Distributions from Qualified Plans

In the case of a withdrawal from a Contract issued in connection with a Qualified Plan, a ratable portion of

27

FEDERAL TAX MATTERS

the amount the participant receives is taxable, generally based on the ratio of the “investment in the Contract” to the participant’s total accrued benefit under the retirement plan. The “investment in the Contract” generally equals the amount of any non-deductible purchase payments that the participant pays or that are paid on the participant’s behalf.

For certain Qualified Plans involving pre-tax contributions, there may be no cost basis in the Contract. In such event, the total payments received may be taxable. You, the Annuitant (the participant) and any beneficiaries for your Contract should seek qualified tax and financial advice about the tax consequences of distributions under the Qualified Plans in connection with which such Contracts are purchased.

Tax on Premature Distributions

Generally, withdrawals, and surrenders of a Contract before you attain age 59 1/2 will result in an additional federal income tax penalty of 10% of the amount distributed that is included in your gross income. The penalty tax generally will not apply to nonqualified Annuity Payments unless you purchased the Contract with the proceeds exchanged from another annuity or life insurance Contract.

The 10% federal income tax penalty also applies to Contracts that are issued in connection with Qualified Plans. This penalty will not apply if distributions are made over the life or life expectancies of the IRA owner or plan participant (or the joint life or life expectancies of the IRA owner/plan participant and the designated beneficiary), or if you are over age 59 1/2. Additional exemptions may apply.

Federal Income Tax Withholding

The taxable portion of Annuity Payments, withdrawals or surrenders is subject to federal income tax withholding. Except for Contracts issued in connection with certain Qualified Plans, you can elect not to have federal income tax withheld, but only by Written Request.

Death Proceeds

Generally, distributions received from your Contract by your beneficiary because of your death are taxable in the year in which your beneficiary receives the distribution. Your beneficiary will be taxed on the distributions in the same manner that you would have been taxed. The 10% premature distribution penalty does not apply to these distributions.

Multiple Contracts

All nonqualified deferred annuity Contracts we issue to you during any calendar year shall be treated as one Contract for determining the amount includible in gross income. Therefore, distributions from one Contract will be taxable to the extent there is a gain in any Contract issued in the same year. The total impact of this rule to immediate annuities is not clear.

Change in Payee

The designation of a payee other than yourself may result in certain tax consequences to you that are not discussed herein. If you are considering any such change, you should consult a tax adviser as to the tax consequences.

Tax-Free Exchanges (1035 Exchanges)

Section 1035 of the Code permits the exchange of certain life insurance, endowment and annuity Contracts for an annuity Contract without a taxable event occurring. If you already own an annuity or life insurance Contract issued by another insurer, you are generally able to exchange that Contract for a Contract issued by us tax-free. There are certain restrictions that apply to such exchanges, including that the Contract surrendered must truly be exchanged for the Contract and not merely surrendered in exchange for cash. Further, the owner of the new Contract must be the same as the owner of the exchanged Contract. Careful consideration must be given to compliance with Code provisions and regulations and rulings relating to exchange requirements. If you are contemplating an exchange, please be sure that you understand any

28

FEDERAL TAX MATTERS

surrender charges or loss of benefits that might arise in the exchange of the existing Contract. If you are considering such an exchange, you should consult with your tax adviser to ensure that the requirements of Section 1035 are met.

Transfers among Subaccounts

Transfers among Subaccounts and between Subaccounts and the Fixed Account are tax-free.

Qualified Plans

You may use the Contract as a means to make distributions in conjunction with several types of Qualified Plans, although the uses may be limited because of the requirement to elect immediate payments. The tax rules that apply to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan. We caution Qualified Plan participants, plan administrators and beneficiaries that the rights of any person to any benefits under such Qualified Plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contract issued in connection with the plan.

A participant in a Contract purchased as a tax-sheltered annuity (“TSA”) contract and certain other Qualified Plans under Section 403(b) and 401 of the Code will be subject to certain restrictions regarding a full or partial surrender of the Contract. Distributions from these plans may be paid only when the employee reaches age 59 1/2, separates from service, dies or becomes disabled, or in the case of financial hardship. As a result, you should not purchase the Contract as a TSA unless one of the above-described conditions has been satisfied.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

Other Tax Considerations

Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of elections under a Contract. The above comments concerning federal income tax consequences are not exhaustive and special rules are provided with respect to situations not discussed in this Prospectus. The above discussion is based upon our understanding of current federal income tax law. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. We have not taken into account estate and gift, state income or other state tax considerations which may be involved in the purchase of a Contract or the exercise of elections under the Contract. For complete information on such federal and state tax considerations, you should consult a qualified tax adviser.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

The number of votes which a Contract Owner or person entitled to receive Annuity Payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by

29

VOTING RIGHTS

dividing a Contract’s value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive Annuity Payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive Annuity Payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of ours, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with us. The Contracts are sold through our representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Mgt. The Contracts are offered in all states where we are authorized to sell variable annuities.

Commissions and other distribution compensation to be paid to our representatives with respect to the Contracts will be paid by us and will not result in any charge to Contract Owners or to the Variable Account in addition to the charges described in this Prospectus. Our representatives are paid a commission of not more than 4% of the premiums paid on the Contracts. Further, our representatives may be eligible to receive certain benefits based on the amount of earned commissions.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. We have been named in civil litigation proceedings relating to life insurance pricing and sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. A resolution of such litigation has been reached that is pending final court approval. In the opinion of its management, the pending resolution will not likely to have a material adverse effect upon the Variable Account or upon our ability to meet our obligations under the Contracts.

30

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

31

STATEMENT OF ADDITIONAL INFORMATION

Below is a copy of the Table of Contents included in the Statement of Additional Information. To obtain a copy of this document, complete and mail the form below.

Introduction
Distribution of the Contracts
Standard and Poor’s Disclaimer
Independent Registered Public Accounting Firm and Financial Statements

How To Obtain the INDIVIDUAL SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT Statement of Additional Information Send this request form to:

Thrivent Financial for Lutherans

4321 North Ballard Road

Appleton, WI 54919-0001

Please send me a copy of the most recent INDIVIDUAL SINGLE IMMEDIATE PREMIUM VARIABLE ANNUITY CONTRACT SAI FOR THRIVENT VARIABLE ANNUITY ACCOUNT II.

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

32

[THIS PAGE INTENTIONALLY LEFT BLANK]

33

APPENDIX A—DEFINITIONS

Annuitant: The person on whose life or life expectancy the Contract is based.

Annuity Payment: One of a series of periodic distributions.

Annuity Payment Date: The date of the month on which you elect to receive Annuity Payments.

Annuity Payment Period: The period during which Annuity Payments are made.

Contract: The Contract between you and us providing the single premium immediate variable annuity.

Contract Anniversary: The same date in each year as the Issue Date.

Contract Year: A period beginning on a Contract Anniversary and ending on the day immediately preceding the next Contract Anniversary.

Code: The Internal Revenue Code of 1986, as amended.

Fixed Account: Part of the general account of Thrivent Financial, which includes all of Thrivent Financials assets other than those in any Variable Account of Thrivent Financial.

Funds: Thrivent Series Fund, Inc.

Issue Date: The effective date of the Contract, generally the date on which we apply your premium.

Qualified Plan: A retirement plan that receives favorable tax treatment under Section 401, 403(b), 408 or 408A of the Code.

Service Center: The Annuity Customer Interaction Center located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-001. The toll-free telephone number is (800) THRIVENT, locally (920) 734-5721.

Subaccount: A division of the Variable Account that invests exclusively in shares of a single portfolio of the fund.

Valuation Date: Any date we are open for business and the New York Stock Exchange is open for regular trading.

Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: Thrivent Variable Annuity Account II, which is separate from Thrivent Financial’s general account.

Written Request: A written request or notice signed by the owner, received in good order by Thrivent Financial at its Service Center and satisfactory in form and content to Thrivent Financial.

34

APPENDIX B—CONDENSED FINANCIAL INFORMATION

The table below shows the historical performance of annuity unit values and numbers of annuity units for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. You should read this information along with the Variable Account, Thrivent Financial’s financial statements and notes which are included in the SAI.

Thrivent Technology Subaccount[2]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$7.02	$4.68	$8.16	$10.00	N/A	N/A
End of period	$7.27	$7.02	$4.68	$ 8.16	N/A	N/A
Number of Annuity Units Outstanding at end of period	52,565	33,347	26,771	16,532	N/A	N/A
Thrivent Partner Small Cap Growth Subaccount[3]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.29	$ 7.24	$10.00	N/A	N/A	N/A
End of period	$11.31	$10.29	$ 7.24	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	21,011	9,070	1,360	N/A	N/A	N/A
Thrivent Partner Small Cap Value Subaccount[5]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$14.04	$10.00	N/A	N/A	N/A	N/A
End of period	$16.95	$14.04	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	35,480	9,892	N/A	N/A	N/A	N/A
Thrivent Small Cap Stock Subaccount[2]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.78	$ 8.51	$10.83	$10.00	N/A	N/A
End of period	$14.06	$11.78	$ 8.51	$10.83	N/A	N/A
Number of Annuity Units Outstanding at end of period	108,623	105,243	86,592	61,341	N/A	N/A
Thrivent Small Cap Index Subaccount[1]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$22.95	$16.82	$20.01	$19.04	$17.34	$16.10
End of period	$27.68	$22.95	$16.82	$20.01	$19.04	$17.34
Number of Annuity Units Outstanding at end of period	178,711	184,093	197,257	223,586	201,859	36,036
Thrivent Mid Cap Growth Subaccount[3]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.36	$ 7.72	$10.00	N/A	N/A	N/A
End of period	$11.39	$10.36	$ 7.72	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	123,210	39,786	4,709	N/A	N/A	N/A
Thrivent Mid Cap Growth Subaccount II3
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$ 9.26	$6.82	$10.00	N/A	N/A	N/A
End of period	$10.64	$9.26	$ 6.82	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	15,787	11,590	665	N/A	N/A	N/A

35

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Mid Cap Stock Subaccount[2]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$ 9.74	$7.46	$8.93	$10.00	N/A	N/A
End of period	$11.27	$9.74	$7.46	$ 8.93	N/A	N/A
Number of Annuity Units Outstanding at end of period	99,816	84,106	83,036	64,568	N/A	N/A
Thrivent Mid Cap Index Subaccount[2]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.35	$ 8.53	$10.11	$10.00	N/A	N/A
End of period	$12.97	$11.35	$ 8.53	$10.11	N/A	N/A
Number of Annuity Units Outstanding at end of period	104,923	72,368	37,557	16,752	N/A	N/A
Thrivent Partner International Stock Subaccount[4]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$13.06	$10.00	N/A	N/A	N/A	N/A
End of period	$14.92	$13.06	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	202,191	12,973	N/A	N/A	N/A	N/A
Thrivent Partner All Cap Subaccount[3]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$7.97	$6.54	$10.00	N/A	N/A	N/A
End of period	$8.95	$7.97	$ 6.54	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	32,398	18,175	180	N/A	N/A	N/A
Thrivent Large Cap Growth Subaccount[3]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.13	$ 7.86	$10.00	N/A	N/A	N/A
End of period	$10.78	$10.13	$ 7.86	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	332,287	91,328	263	N/A	N/A	N/A
Thrivent Large Cap Growth Subaccount II3
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$ 9.62	$7.94	$10.00	N/A	N/A	N/A
End of period	$10.22	$9.62	$ 7.94	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	9,029	3,022	95	N/A	N/A	N/A
Thrivent Partner Growth Stock Subaccount[3]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.64	$ 8.22	$10.00	N/A	N/A	N/A
End of period	$11.55	$10.64	$ 8.22	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	26,846	8,041	424	N/A	N/A	N/A
Thrivent Large Cap Value Subaccount[4]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$12.50	$10.00	N/A	N/A	N/A	N/A
End of period	$14.09	$12.50	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	150,199	77,888	N/A	N/A	N/A	N/A

36

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Large Cap Stock Subaccount[2]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$8.30	$6.95	$9.04	$10.00	N/A	N/A
End of period	$8.89	$8.30	$6.95	$ 9.04	N/A	N/A
Number of Annuity Units Outstanding at end of period	678,797	611,084	480,009	370,167	N/A	N/A
Thrivent Large Cap Index Subaccount[1]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$20.85	$16.46	$21.43	$24.70	$27.54	$24.93
End of period	$22.76	$20.85	$16.46	$21.43	$24.70	$27.54
Number of Annuity Units Outstanding at end of period	449,402	458,589	492,389	581,825	593,635	149,769
Thrivent Real Estate Securities Subaccount[5]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$12.89	$10.00	N/A	N/A	N/A	N/A
End of period	$17.21	$12.89	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	74,030	30,891	N/A	N/A	N/A	N/A
Thrivent Balanced Subaccount[1]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$18.68	$16.14	$18.01	$18.89	$19.26	$18.16
End of period	$19.94	$18.68	$16.14	$18.01	$18.89	$19.26
Number of Annuity Units Outstanding at end of period	522,961	522,693	559,242	613,289	591,239	164,845
Thrivent High Yield Subaccount[3]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.25	$ 8.90	$10.00	N/A	N/A	N/A
End of period	$12.23	$11.25	$ 8.90	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	149,543	53,257	1,246	N/A	N/A	N/A
Thrivent Partner High Yield Subaccount[1]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.81	$ 8.73	$8.81	$8.79	$9.04	$9.46
End of period	$11.54	$10.81	$8.73	$8.81	$8.79	$9.04
Number of Annuity Units Outstanding at end of period	188,001	172,988	119,459	128,437	105,749	22,046
Thrivent Income Subaccount[3]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.07	$10.33	$10.00	N/A	N/A	N/A
End of period	$11.45	$11.07	$10.33	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	178,768	71,119	3,540	N/A	N/A	N/A
Thrivent Bond Index Subaccount[1]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$15.81	$15.45	$14.26	$13.31	$12.10	$12.06
End of period	$16.22	$15.81	$15.45	$14.26	$13.31	$12.10
Number of Annuity Units Outstanding at end of period	172,906	190,196	195,429	179,192	78,140	12,956

37

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Limited Maturity Bond Subaccount[3]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.66	$10.33	$10.00	N/A	N/A	N/A
End of period	$10.73	$10.66	$10.33	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	125,015	53,977	1,092	N/A	N/A	N/A
Thrivent Mortgage Securities Subaccount[5]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.10	$10.00	N/A	N/A	N/A	N/A
End of period	$10.37	$10.10	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	43,598	26,139	N/A	N/A	N/A	N/A
Thrivent Money Market Subaccount[4]
	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$1.00	$1.00	N/A	N/A	N/A	N/A
End of period	$0.99	$1.00	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	1,481,497	1,064,616	N/A	N/A	N/A	N/A

[1]	The Subaccounts commenced operations on August 2, 1999.
[2]	The Subaccounts commenced operations on March 2, 2001.
[3]	The Subaccounts commenced operations on April 30, 2002.
[4]	The Subaccounts commenced operations on April 25, 2003.
[5]	The Subaccounts commenced operations on April 30, 2003.

38

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

14708P R4-05

Product Forms #4470

THRIVENT VARIABLE ANNUITY ACCOUNT II

STATEMENT OF ADDITIONAL

INFORMATION

Dated

April 29, 2005

SINGLE PREMIUM IMMEDIATE

VARIABLE ANNUITY CONTRACT

Offered By:

Thrivent Financial for Lutherans

Service Center: 4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-THRIVENT E-mail: mail@thrivent.com	Corporate Office: 625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: 800-THRIVENT E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 29, 2005, for Thrivent Variable Annuity Account II (the “Variable Account”) describing the individual single premium immediate variable annuity contract (“the Contract”) that Thrivent Financial for Lutherans (“Thrivent Financial”) offers to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

Introduction

Distribution of the Contracts

Standard and Poor’s Disclaimer

Independent Registered Public Accounting Firm and Financial Statements

INTRODUCTION

The Contract is issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, Thrivent Financial did business as Aid Association for Lutherans/Lutheran Brotherhood or AAL/LB as a result of Lutheran Brotherhood (“LB”) merging with and into Aid Association for Lutherans (“AAL”) January 1, 2002. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios ) may be added in the future. The dollar amount of each annuity payment may vary according to the investment experience of the Portfolios whose shares are held in the Subaccounts designated and/or the interest rate credited under the Fixed Account.

DISTRIBUTION OF THE CONTRACTS

Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Mgt. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.

The offering of the Contracts is continuous.

There are no special purchase plans or exchange privileges not described in the Prospectus.

No charge for sales expense is deducted from your premium payment. There is no direct withdrawal or surrender charge applicable to the Contract, but if you withdraw from or surrender the Contract, we will pay you the commuted value of the Contract.

STANDARD AND POOR’S DISCLAIMER

The certificates are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the certificates or any member of the public regarding the advisability of investing in securities generally or in the certificates particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the certificates. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the certificate or the timing of the issuance or sale of the certificates or in the determination or calculation of the equation by which the certificate is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the certificates.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by AAL/LB, owners of the certificates, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated financial statements of Thrivent Financial at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account II at December 31, 2004 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

Thrivent Financial for Lutherans

Consolidated Financial Statements

For the Years Ended December 31, 2004, 2003 and 2002

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2004 and 2003, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 31, 2005

Thrivent Financial for Lutherans

Consolidated Balance Sheets

as of December 31, 2004 and 2003

(in millions)

	2004	2003
Assets
Fixed maturity securities, at fair value	$30,844	$29,103
Equity securities, at fair value	990	1,316
Mortgage loans	6,010	5,817
Contract loans	1,247	1,256
Short-term investments	2,949	991
Amounts due from brokers	7	123
Other investments	502	619

Total investments	42,549	39,225
Cash and cash equivalents	1,203	1,751
Accrued investment income	378	368
Receivables	116	104
Deferred acquisition costs	1,922	1,808
Property and equipment, net	162	171
Other assets	16	37
Assets held in separate accounts	10,404	9,203

Total Assets	$56,750	$52,667

Liabilities
Future contract benefits	$11,941	$11,337
Contractholder funds	23,136	22,510
Unpaid claims and claim expenses	203	219
Amounts due to brokers	1,462	2,401
Collateral held for securities lending	2,289	—
Other liabilities	669	741
Liabilities related to separate accounts	10,404	9,191

Total Liabilities	50,104	46,399
Members’ Equity
Retained earnings	5,590	5,102
Accumulated other comprehensive income	1,056	1,166

Total Members’ Equity	6,646	6,268

Total Liabilities and Members’ Equity	$56,750	$52,667

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	2004	2003	2002
Revenues
Premiums	$1,217	$1,253	$1,311
Net investment income	2,194	2,144	2,161
Realized investment gains (losses), net	269	89	(324)
Contract charges	569	536	529
Other revenue	220	178	175

Total Revenues	4,469	4,200	3,852

Benefits and Expenses
Contract claims and other benefits	1,031	998	929
Increase in contract reserves	660	664	780
Interest credited	1,013	1,053	1,094
Dividends to members	251	281	323

Total benefits	2,955	2,996	3,126
Underwriting, acquisition and insurance expenses	653	665	629
Amortization of deferred acquisition costs	225	151	194
Fraternal benefits and expenses	148	136	195

Total expenses	1,026	952	1,018

Total Benefits and Expenses	3,981	3,948	4,144

Net Income (Loss)	$488	$252	$(292)

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance as of December 31, 2001	$5,142	$205	$5,347
Comprehensive Income:
Net (loss)	(292)	—	(292)
Other comprehensive income	—	600	600

Total comprehensive income			308

Balance as of December 31, 2002	4,850	805	5,655
Comprehensive Income:
Net income	252	—	252
Other comprehensive income	—	361	361

Total comprehensive income			613

Balance as of December 31, 2003	5,102	1,166	6,268
Comprehensive Income:
Net income	488	—	488
Other comprehensive loss	—	(110)	(110)

Total comprehensive income			378

Balance as of December 31, 2004	$5,590	$1,056	$6,646

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	2004	2003	2002
Operating Activities
Net income (loss)	$488	$252	$(292)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in contract liabilities and accruals	588	534	809
Change in contractholder funds	(53)	360	443
Change in deferred acquisition costs	(16)	(114)	(25)
Realized investment (gains) losses, net	(269)	(89)	324
Changes in other assets and liabilities	99	140	34

Net Cash Provided by Operating Activities	837	1,083	1,293

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	12,363	9,581	8,321
Cost of fixed maturity securities acquired	(13,566)	(13,246)	(10,942)
Proceeds from sales of equity securities	1,572	918	957
Cost of equity securities acquired	(1,187)	(611)	(1,130)
Proceeds from mortgage loans sold, matured or repaid	770	962	620
Cost of mortgage loans acquired	(915)	(952)	(724)
Net sales (purchases) of fixed maturity securities under mortgage roll program	(614)	1,319	360
Contract loans repaid (issued), net	9	16	4
Purchases of short-term investments, net	(1,958)	(324)	(342)
Change in collateral held for securities lending	2,289	—	—
Other	(827)	192	723

Net Cash Used in Investing Activities	(2,064)	(2,145)	(2,153)

Financing Activities
Universal life and investment contract receipts	1,638	1,937	2,196
Universal life and investment contract withdrawals	(959)	(877)	(886)

Net Cash Provided by Financing Activities	679	1,060	1,310

Net Change in Cash and Cash Equivalents	(548)	(2)	450
Cash and Cash Equivalents, beginning of year	1,751	1,753	1,303

Cash and Cash Equivalents, end of year	$1,203	$1,751	$1,753

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

December 31, 2005

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial services through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiaries, which include a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, and a property and casualty insurance agency. All significant inter-company transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Fixed maturity securities: Thrivent Financial’s fixed maturity securities portfolio is classified as available-for-sale and carried at fair value. Discounts or premiums on the securities are amortized over the term of the securities using the effective interest method.

Equity securities: Thrivent Financial’s equity securities portfolio is classified as available-for-sale and carried at fair value.

Mortgage loans: Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Contract loans: Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities, which is invested in an affiliated money market mutual fund; short-term government securities and corporate notes. Substantially all the short-term investments have contractual maturities of twelve months or less at the time of acquisition.

Other investments: Other investments consist of equity limited partnerships, real estate joint ventures and real estate. Real estate joint ventures and equity limited partnerships are valued on the equity basis. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Loaned securities: During 2004, Thrivent Financial revised its securities lending program under which securities are loaned to third parties. Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. In prior years the collateral was held by a third party and was not included in Thrivent Financial’s investment portfolio.

Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program. Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage backed securities (MBS). MBS dollar rolls are similar to repurchase agreements, where the investor sells a mortgage backed security and agrees to buy a similar security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1.3 billion and $2.2 billion in the mortgage roll program outstanding as of December 31, 2004 and 2003, respectively.

Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Financial periodically reviews its securities portfolios for issues that may have impairments that are other-than-temporary. Factors considered in its evaluation include the following: 1) whether the decline is substantial (greater than 20% decline in fair value; 2) the duration of the decline (greater than 12 months); 3) reasons for the decline (interest rate changes, market fluctuation or credit issues); 4) the credit quality of the issuer and 5) Thrivent Financial’s ability and intent to hold the investments for a period of time to allow for recovery or until maturity of the security. Investments that are determined to be other-than-temporarily impaired are written down to fair value and the write-down is included in realized investment gains and losses in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. Substantially all of the separate accounts of Thrivent Financial are non-guaranteed.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of 1,378 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense (benefit) recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2004, 2003 and 2002 totaled $17 million, $20 million and ($8) million, respectively. This tax expense (benefit) is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2004 and 2003 of $49 million and $43 million, respectively.

New Accounting Standards

In July 2003, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1 (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective for fiscal years beginning after December 15, 2003. SOP 03-1 addresses accounting and financial statement presentation for separate accounts, sales inducements, and non-traditional contract features not covered by other authoritative accounting literature including guaranteed minimum death benefits on variable annuity contracts. Thrivent Financial adopted SOP 03-1 effective January 1, 2004 and the effect of initially adopting SOP 03-1 was not significant to Thrivent Financial.

In December 2003, the Financial Accounting Standards Board (FASB) revised Interpretation No. 46 (FIN 46R), Consolidation of Variable Interest Entities, which was originally issued in January 2003. FIN 46R provides criteria on the identification of variable interest entities (VIE) and the determination of whether a variable interest holder should consolidate the VIE. Thrivent Financial adopted FIN46R effective January 1, 2004 and adoption did not require the consolidation of any entities not previously included in the consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

New Accounting Standards, continued

In December 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 132 (revised 2003), Employers’ Disclosures about Pensions and other Post-Retirement Benefits. This standard expands existing disclosures by requiring more details about pension plan assets, benefit obligations, cash flows, benefit costs and related information. Thrivent Financial has adopted the disclosure provisions of SFAS 132R.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed maturity securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities is summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2004
Loan-backed obligations of U.S. Government corporations and agencies	$6,274	$55	$(18)	$6,311
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	1,206	19	(3)	1,222
Corporate and other bonds	17,512	1,102	(41)	18,573
Mortgage & asset-backed securities	4,694	66	(22)	4,738

Total fixed maturity securities	$29,686	$1,242	$(84)	$30,844

December 31, 2003
Loan-backed obligations of U.S. Government corporations and agencies	$6,335	$90	$(14)	$6,411
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	927	21	(4)	944
Corporate and other bonds	16,193	1,237	(53)	17,377
Mortgage & asset-backed securities	4,287	113	(29)	4,371

Total fixed maturity securities	$27,742	$1,461	$(100)	$29,103

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2004 (in millions):

	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. Government corporations and agencies	$2,194	$(13)	$722	$(5)	$2,916	$(18)
U.S. Treasury securities and non- loan-backed obligations of U.S. Government corporations and agencies	437	(3)	81	—	518	(3)
Corporate and other bonds	1,445	(21)	1,017	(20)	2,462	(41)
Mortgage & asset-backed securities	1,578	(12)	591	(10)	2,169	(22)

Fixed maturity securities	$5,654	$(49)	$2,411	$(35)	$8,065	$(84)

As of December 31, 2004, gross unrealized losses on fixed maturity securities totaled $84 million comprising 350 issuers. Of this amount, $35 million, comprised of 106 issuers, was in the greater than twelve month category. Thrivent Financial periodically reviews its fixed maturity securities for other-than-temporary impairments, using criteria described in Note 1. Based on its review of these securities, none of the fixed maturity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2004 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$898	$914
Due after one year through five years	5,977	6,228
Due after five years through ten years	8,396	8,899
Due after ten years	3,447	3,754
Loan-backed obligations of U.S. Government Corporations and agencies	6,274	6,311
Mortgage and asset-backed securities	4,694	4,738

Total fixed maturity securities	$29,686	$30,844

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31, 2004 and 2003 are summarized as follows (in millions):

	2004	2003
Cost	$822	$1,163
Gross unrealized gains	176	171
Gross unrealized losses	(8)	(18)

Fair Value	$990	$1,316

Included in the equities securities balances discussed above is approximately $42 million and $86 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2004 and 2003, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2004 (in millions):

	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Equity securities	$58	$(6)	$16	$(2)	$74	$(8)

As of December 31, 2004, gross unrealized losses on equity securities totaled $8 million comprising 82 issuers. Of this amount, $2 million, comprised of 16 issuers, was in the greater than twelve month category. Thrivent Financial periodically reviews its equity securities for other-than-temporary impairments, using criteria described in Note 1. Based on its review of these securities, none of the equity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31, 2004 and 2003, were as follows (in millions):

	2004	2003
Commercial	$5,003	$4,892
Church	768	751
Non-commercial	269	209

	6,040	5,852

Allowance for credit losses	(30)	(35)

Total	$6,010	$5,817

Impaired mortgage loans:
With allowance for uncollectible loans	$23	$30
Without allowance for uncollectible loans	$—	$3
Allowance for credit losses on impaired mortgage loans	$1	$5
Average investment in impaired loans	$28	$47

The change in the allowance for credit losses for the years ended December 31, 2004, 2003 and 2002 was as follows (in millions):

	2004	2003	2002
Allowance for credit losses, beginning of year	$35	$75	$82
Net reductions	(5)	(40)	(7)

Allowance for credit losses, end of year	$30	$35	$75

During 2003, Thrivent Financial completed a review of loan loss experience factors used in establishing the allowance for credit losses. As a result of this review, Thrivent Financial reduced the allowance for credit losses by $40 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans, rather income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $2 million, $3 million and $4 million during the years ended December 31, 2004, 2003 and 2002, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31, 2004 and 2003 were as follows (in millions):

	2004	2003
Geographic Region
South Atlantic	26%	28%
Pacific	22	21
East North Central	14	14
West North Central	11	11
Mountain	10	11
Other	17	15

Total	100%	100%

Property Type
Industrial	30%	31%
Office	18	19
Retail	18	16
Hotels/Motels	1	2
Apartments	8	8
Other	25	24

Total	100%	100%

Investment income

Investment income by type of investment for the years ended December 31, 2004, 2003 and 2002 is summarized as follows (in millions):

	2004	2003	2002
Fixed maturity securities	$1,588	$1,533	$1,535
Equity securities	42	36	29
Mortgage loans	434	459	445
Contract loans	87	88	87
Other invested assets	72	80	111

	2,223	2,196	2,207
Investment expenses	29	52	46

Net investment income	$2,194	$2,144	$2,161

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized investment gains and losses

Realized investment gains and losses for the years ended December 31, 2004, 2003 and 2002, were as follows (in millions):

	2004	2003	2002
Net gains(losses) on sales:
Fixed maturity securities
Gross gains	$304	$335	$204
Gross losses	(148)	(170)	(244)
Equity securities
Gross gains	166	87	99
Gross losses	(57)	(86)	(171)
Other	—	1	(3)

	265	167	(115)

Provisions for losses:
Fixed maturity securities	(1)	(56)	(132)
Equity securities	—	(62)	(84)
Mortgage loans	5	40	7

	4	(78)	(209)

Realized investment gains(losses), net	$269	$89	$(324)

Proceeds from the sale of fixed maturity securities, net of mortgage dollar roll transactions, were $11.6 billion, $4.5 billion and $5.1 billion for the years ended December 31, 2004, 2003 and 2002, respectively.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31, 2004 and 2003 are shown below (in millions):

	2004	2003
Unrealized investment gains	$1,316	$1,518
Deferred acquisition cost adjustment	(233)	(331)
Deferred income tax adjustment	(4)	(3)
Minimum pension liability adjustment	(23)	(18)

Total	$1,056	$1,166

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Other Comprehensive Income

The components of other comprehensive income (loss) for the years ended December 31, 2004, 2003 and 2002 are as follow (in millions):

	2004	2003	2002
Unrealized investment gains and losses arising during the period on securities available for sale	$62	$438	$481
Unrealized investment gains on fixed maturity securities transferred from held-to-maturity to available-for-sale	—	—	45
Reclassification adjustment for realized gains and losses included in net income	(264)	(48)	328
Change in deferred acquisition costs due to unrealized investment gains and losses	98	(29)	(236)
Change in deferred income taxes due to unrealized investment gains and losses	(1)	3	(3)
Minimum pension liability adjustment	(5)	(3)	(15)

Total other comprehensive income (loss)	$(110)	$361	$600

On January 1, 2002 Thrivent Financial transferred $1,757 million of its securities previously classified as ‘held-to-maturity’ to the available for sale category. The transfers were completed in conjunction with the January 1, 2002 merger of Lutheran Brotherhood with and into Aid Association for Lutherans, respectively. Following the transfer on January 1, 2002, Thrivent Financial had no remaining held-to-maturity securities.

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	2004	2003	2002
Balance at beginning of year	$2,139	$2,025	$2,000
Capitalization of acquisition costs	241	265	219
Acquisition costs amortized	(225)	(151)	(194)

	2,155	2,139	2,025

Adjustment for unrealized investment gains and losses	(233)	(331)	(302)

Balance at end of year	$1,922	$1,808	$1,723

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31, 2004 and 2003 are as follows (in millions):

	2004	2003
Buildings	$140	$136
Furniture and equipment	238	212
Other	17	13

	395	361
Accumulated depreciation	(233)	(190)

Property and equipment, net	$162	$171

Depreciation expense for the years ended December 31, 2004, 2003 and 2002 was $44 million, $43 million and $39 million, respectively.

Note 5. Employee Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a date of December 31 to measure its benefit plan disclosures.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	Retirement Plans			Other Plans
	2004	2003	2002	2004	2003	2002
Service cost	$19	$19	$19	$3	$3	$4
Interest cost	35	36	34	6	5	5
Expected return on plan assets	(44)	(43)	(43)	—	—	—
Amortization of prior service cost	(1)	(1)	1	(1)	(1)	1
Other	—	—	(1)	1	—	—

Periodic cost	$9	$11	$10	$9	$7	$10

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, 2004 and 2003 were as follows (in millions):

	Retirement Plans		Other Plans
	2004	2003	2004	2003
Change in benefit obligation:
Benefit obligation at beginning of year	$576	$524	$96	$75
Service cost	19	19	3	3
Interest cost	35	36	6	5
Actuarial loss	9	22	23	20
Benefits paid	(28)	(25)	(8)	(7)

Benefit obligation at end of year	611	576	120	96

Change in plan assets:
Fair value of plan assets at beginning of year	445	402	—	—
Actual return on plan assets	60	63	—	—
Employer contribution	38	5	7	7
Benefits paid	(28)	(25)	(7)	(7)

Fair value of plan assets at end of year	515	445	—	—

Funded status	(96)	(131)	(120)	(96)
Unrecognized net losses	98	104	54	33
Unrecognized prior service cost	(7)	(7)	(8)	(9)

	(5)	(34)	(74)	(72)
Additional minimum pension liability	(23)	(18)	—	—

Accrued pension liability at end of year	$(28)	$(52)	$(74)	$(72)

Accumulated benefit obligation	$543	$497	$120	$96

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

	Retirement Plans		Other Benefits
	2004	2003	2004		2003
Weighted average assumptions at end of year
Discount rate	5.75%	6.25%	5.75%		6.25%
Expected return on plan assets	8.75%	8.75%	n/a	%	n/a	%
Rate of compensation increase	3.25%	3.75%	n/a	%	n/a	%

The assumed health care cost trend rate used in measuring the post-retirement health care benefit obligation was ten percent in 2005 trending down to five percent in 2010. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage increase in the rate would increase the 2004 total service and interest cost by $2 million and the post-retirement health care benefit obligation by $16 million. During December 2003, Congress passed legislation affecting prescription drug coverage. Thrivent Financial is currently reviewing its options under this legislation and its potential impact on its post-retirement benefit plan. Any adjustments to the accrued liability and expense for this change in prescription drug coverage will be recognized in 2005.

As of December 31, 2004 and 2003, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeds the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $23 million and $18 million at December 31, 2004 and 2003, respectively, with a corresponding reduction in accumulated other comprehensive income.

Estimated benefit payments for the next five years are as follows: 2005 - $35 million; 2006 - $33 million; 2007 - $35 million; 2008 - $36 million and 2009 - $37 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. In 2004, Thrivent Financial appointed a third party to oversee the investment allocation process and monitor asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk. An annual analysis on the risk versus the return of the investment portfolio is conducted to justify the expected long-term rate of return assumption.

The investment portfolio contains a diversified portfolio of investment categories including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future. Plan assets included $75 million invested in a deposit administration contract issued by Thrivent Financial as of December 31, 2003. During 2004, the investment in this deposit administration contract was redeemed and reinvested in equities and fixed income securities as authorized by the Plan.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

The weighted average asset allocations as of December 31, 2004 and 2003 were as follows:

	Pension Asset Allocation		Target Allocation
	2004	2003	2004	2003
Asset Category
Equity securities	61%	55%	60%	60%
Fixed income and other securities	39	45	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2005.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings and Thrivent Financial will match participant contributions up to six percent of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

As of December 31, 2004 and 2003, $135 million and $138 million, respectively, of the pension assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

For the years ended December 31, 2004, 2003 and 2002, Thrivent Financial contributed $24 million, $19 million and $17 million, respectively to these plans.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31, 2004, 2003 and 2002 is summarized below (in millions):

	2004	2003	2002
Net balance at January 1	$339	$302	$260
Incurred related to:
Current year	221	170	172
Prior years	42	15	11

	263	185	183

Paid related to:
Current year	70	69	69
Prior years	92	79	72

	162	148	141

Net balance at December 31	$440	$339	$302

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Different than anticipated claims resulted in adjustments to liabilities in each year.

During 2004, Thrivent Financial updated its experience assumptions on its long-term care block of business and as a result increased its claim reserve liabilities by approximately $47 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	2004	2003	2002
Direct premiums	$1,247	$1,277	$1,331
Reinsurance ceded	(30)	(24)	(20)

Net premiums	$1,217	$1,253	$1,311

Direct contract charges	$575	$542	$535
Reinsurance ceded	(6)	(6)	(6)

Net contract charges	$569	$536	$529

Reinsurance recoveries	$6	$8	$7

Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2004 and 2003 were $83 million and $66 million, respectively.

Three reinsurance companies account for approximately 90% of the reinsurance recoverable at December 31, 2004. Thrivent Financial periodically evaluates the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair value.

Short-term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31, 2004 and 2003 are as follows (in millions):

	2004		2003
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$30,844	$30,844	$29,103	$29,103
Equity securities	990	990	1,316	1,316
Mortgage loans	6,010	6,365	5,817	6,149
Short-term investments	2,949	2,949	991	991
Cash and cash equivalents	1,203	1,203	1,751	1,751
Contract loans	1,247	1,247	1,256	1,256
Separate account assets	10,404	10,404	9,203	9,203

Financial Liabilities:
Deferred annuities	13,448	13,341	12,522	12,425
Separate account liabilities	10,404	10,404	9,191	9,191
Other	1,906	1,906	1,665	1,665

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities

Litigation

Thrivent Financial is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. In addition, Thrivent Financial was named in civil litigation proceedings alleging inappropriate life insurance sales practices by Thrivent Financial in a previous year. During 2004, Thrivent Financial resolved the civil litigation proceedings. Thrivent Financial believes adequate provision has been made for any potential losses which may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price, or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit at market interest rates of $354 million and $558 million as of December 31, 2004 and 2003, respectively. Commitments to purchase other invested assets were $120 million and $86 million as of December 31, 2004 and 2003, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions, as defined in the agreement, occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $6 million, $9 million and $7 million for the years ended December 31, 2004, 2003 and 2002, respectively. Future minimum aggregate rental commitments as of December 31, 2004 for operating leases were as follows: 2005 - $7 million; 2006 - $5 million; 2007 - $4 million; 2008 - $2 million and 2009 - $1 million.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Effective January 1, 2001, the National Association of Insurance Commissioner’s (NAIC) adopted a revised Accounting Practices and Procedures Manual, which was adopted by the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different than GAAP accounting policies.

Fixed maturity securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-admitted assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the balance sheet.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Consolidation

Subsidiaries are not consolidated into the statutory results, rather the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 for Thrivent Financial is as follows (in millions):

		2004	2003
Admitted assets		$49,324	$45,297
Liabilities		46,264	42,448
Surplus		3,060	2,849

Total liabilities and surplus		$49,324	$45,297

	2004	2003	2002
Gain from operations before net realized capital gains and losses	$221	$85	$1
Net realized capital gains (losses)	106	(95)	(333)

Net income (loss)	327	(10)	(332)
Total other changes	(116)	215	(18)

Net change in unassigned surplus	$211	$205	$(350)

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account II (the Account) (comprising, respectively, the Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, High Yield II, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2004, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the entity’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account II at December 31, 2004, and the results of their operations and changes in their net assets for the year then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

March 31, 2005

Thrivent Variable Annuity Account II

Statements of Assets and Liabilities

As of December 31, 2004	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at value	$382,352	$237,658	$601,314	$1,527,726

Total Assets	382,352	237,658	601,314	1,527,726
Liabilities:

Total Liabilities	—	—	—	—

Net Assets	$382,352	$237,658	$601,314	$1,527,726

Net Assets Applicable to Annuity Contract Holders:
Contracts in annuity payment period	$382,352	$237,658	$601,314	$1,527,726

Net Assets	$382,352	$237,658	$601,314	$1,527,726

Accumulation units outstanding	52,565	21,011	35,480	108,623
Unit Value (accumulation)	$7.27	$11.31	$16.95	$14.06
Series funds, at cost	$374,002	$204,066	$510,857	$1,131,157
Series funds shares owned	52,517	19,279	36,312	103,677

As of December 31, 2004	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Mid Cap Stock Subaccont
Assets:
Series funds, at value	$4,946,519	$1,403,583	$167,984	$1,125,256

Total Assets	4,946,519	1,403,583	167,984	1,125,256
Liabilities:

Total Liabilities	—	—	—	—

Net Assets	$4,946,519	$1,403,583	$167,984	$1,125,256

Net Assets Applicable to Annuity Contract Holders:
Contracts in annuity payment period	$4,946,519	$1,403,583	$167,984	$1,125,256

Net Assets	$4,946,519	$1,403,583	$167,984	$1,125,256

Accumulation units outstanding	178,711	123,210	15,787	99,816
Unit Value (accumulation)	$27.68	$11.39	$10.64	$11.27
Series funds, at cost	$3,622,291	$1,221,629	$136,592	$910,607
Series funds shares owned	256,829	96,342	17,629	96,533

As of December 31, 2004	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount	Large Cap Growth Subaccount
Assets:
Series funds, at value	$1,361,082	$3,016,539	$289,841	$3,580,599

Total Assets	1,361,082	3,016,539	289,841	3,580,599
Liabilities:

Total Liabilities	—	—	—	—

Net Assets	$1,361,082	$3,016,539	$289,841	$3,580,599

Net Assets Applicable to Annuity Contract Holders:
Contracts in annuity payment period	$1,361,082	$3,016,539	$289,841	$3,580,599

Net Assets	$1,361,082	$3,016,539	$289,841	$3,580,599

Accumulation units outstanding	104,923	202,191	32,398	332,287
Unit Value (accumulation)	$12.97	$14.92	$8.95	$10.78
Series funds, at cost	$1,095,816	$2,610,655	$239,313	$3,267,370
Series funds shares owned	102,056	248,879	32,599	242,572

The accompanying notes are an integral part of these financial statements

Thrivent Variable Annuity Account II

Statements of Assets and Liabilities

As of December 31, 2004	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount	Large Cap Stock Subaccount
Assets:
Series funds, at value	$92,298	$310,011	$2,116,004	$6,034,472

Total Assets	92,298	310,011	2,116,004	6,034,472
Liabilities:

Total Liabilities	—	—	—	—

Net Assets	$92,298	$310,011	$2,116,004	$6,034,472

Net Assets Applicable to Annuity Contract Holders:
Contracts in annuity payment period	$92,298	$310,011	$2,116,004	$6,034,472

Net Assets	$92,298	$310,011	$2,116,004	$6,034,472

Accumulation units outstanding	9,029	26,846	150,199	678,797
Unit Value (accumulation)	$10.22	$11.55	$14.09	$8.89
Series funds, at cost	$82,322	$283,064	$1,755,362	$5,712,468
Series funds shares owned	9,449	27,663	190,027	650,112

As of December 31, 2004	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount	High Yield Subaccount
Assets:
Series funds, at value	$10,227,107	$1,274,323	$10,425,898	$1,829,524

Total Assets	10,227,107	1,274,323	10,425,898	1,829,524
Liabilities:

Total Liabilities	—	—	—	—

Net Assets	$10,227,107	$1,274,323	$10,425,898	$1,829,524

Net Assets Applicable to Annuity Contract Holders:
Contracts in annuity payment period	$10,227,107	$1,274,323	$10,425,898	$1,829,524

Net Assets	$10,227,107	$1,274,323	$10,425,898	$1,829,524

Accumulation units outstanding	449,402	74,030	522,961	149,543
Unit Value (accumulation)	$22.76	$17.21	$19.94	$12.23
Series funds, at cost	$11,294,205	$997,433	$10,435,470	$1,764,733
Series funds shares owned	472,796	74,782	682,203	350,436

As of December 31, 2004	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount
Assets:
Series funds, at value	$2,168,636	$2,047,616	$2,804,417	$1,340,881

Total Assets	2,168,636	2,047,616	2,804,417	1,340,881
Liabilities:

Total Liabilities	—	—	—	—

Net Assets	$2,168,636	$2,047,616	$2,804,417	$1,340,881

Net Assets Applicable to Annuity Contract Holders:
Contracts in annuity payment period	$2,168,636	$2,047,616	$2,804,417	$1,340,881

Net Assets	$2,168,636	$2,047,616	$2,804,417	$1,340,881

Accumulation units outstanding	188,001	178,768	172,906	125,015
Unit Value (accumulation)	$11.54	$11.45	$16.22	$10.73
Series funds, at cost	$2,138,741	$2,026,078	$2,756,064	$1,349,451
Series funds shares owned	318,978	200,211	266,666	132,847

The accompanying notes are an integral part of these financial statements

Thrivent Variable Annuity Account II

Statements of Assets and Liabilities

As of December 31, 2004	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at value	$452,301	$1,472,462

Total Assets	452,301	1,472,462
Liabilities:

Total Liabilities	—	—

Net Assets	$452,301	$1,472,462

Net Assets Applicable to Annuity Contract Holders:
Contracts in annuity payment period	$452,301	$1,472,462

Net Assets	$452,301	$1,472,462

Accumulation units outstanding	43,598	1,481,497
Unit Value (accumulation)	$10.37	$0.99
Series funds, at cost	$449,285	$1,472,462
Series funds shares owned	45,294	1,472,462

The accompanying notes are an integral part of these financial statements

Thrivent Variable Annuity Account II

Statements of Operations

For the year ended December 31, 2004	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$—	$—	$1	$35
Mortality & expense risk charges	(4,046)	(2,059)	(4,610)	(16,753)

Net investment income (loss)	(4,046)	(2,059)	(4,609)	(16,718)
Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	(2,973)	2,993	4,159	36,158
Capital gain distributions	—	—	2,684	17,147
Change in unrealized appreciation (depreciation) of investments	19,874	17,736	74,645	210,993

Net gain (loss) on investments	16,901	20,729	81,488	264,298

Net increase (decrease) in net assets resulting from operations	$12,855	$18,670	$76,879	$247,580

For the year ended December 31, 2004	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Mid Cap Stock Subaccount
Dividends	$16,828	$—	$—	$—
Mortality & expense risk charges	(55,339)	(12,130)	(1,890)	(11,760)

Net investment income (loss)	(38,511)	(12,130)	(1,890)	(11,760)
Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	120,000	5,131	2,865	12,144
Capital gain distributions	—	—	—	8,267
Change in unrealized appreciation (depreciation) of investments	764,276	131,392	18,588	141,473

Net gain (loss) on investments	884,276	136,523	21,453	161,884

Net increase (decrease) in net assets resulting from operations	$845,765	$124,393	$19,563	$150,124

For the year ended December 31, 2004	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount	Large Cap Growth Subaccount
Dividends	$4	$3,329	$101	$7,609
Mortality & expense risk charges	(13,053)	(21,757)	(2,492)	(30,301)

Net investment income (loss)	(13,049)	(18,428)	(2,391)	(22,692)
Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	12,720	10,428	3,128	13,079
Capital gain distributions	505	—	—	—
Change in unrealized appreciation (depreciation) of investments	159,017	383,934	29,595	200,165

Net gain (loss) on investments	172,242	394,362	32,723	213,244

Net increase (decrease) in net assets resulting from operations	$159,193	$375,934	$30,332	$190,552

The accompanying notes are an integral part of these financial statements

Thrivent Variable Annuity Account II

Statements of Operations

For the year ended December 31, 2004	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount	Large Cap Stock Subaccount
Dividends	$—	$1	$1	$14
Mortality & expense risk charges	(646)	(2,529)	(18,135)	(68,550)

Net investment income (loss)	(646)	(2,528)	(18,134)	(68,536)
Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	365	9,588	18,832	(12,025)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	6,817	17,631	202,386	476,978

Net gain (loss) on investments	7,182	27,219	221,218	464,953

Net increase (decrease) in net assets resulting from operations	$6,536	$24,691	$203,084	$396,417

For the year ended December 31, 2004	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount	High Yield Subaccount
Dividends	$109,629	$—	$217,246	$97,396
Mortality & expense risk charges	(122,600)	(8,967)	(127,175)	(14,919)

Net investment income (loss)	(12,971)	(8,967)	90,071	82,477
Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	(300,677)	13,119	(135,135)	5,015
Capital gain distributions	—	2,142	—	—
Change in unrealized appreciation (depreciation) of investments	1,206,931	244,517	711,736	30,334

Net gain (loss) on investments	906,254	259,778	576,601	35,349

Net increase (decrease) in net assets resulting from operations	$893,283	$250,811	$666,672	$117,826

For the year ended December 31, 2004	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount
Dividends	$134,797	$65,975	$118,029	$26,863
Mortality & expense risk charges	(24,660)	(18,840)	(36,149)	(11,768)

Net investment income (loss)	110,137	47,135	81,880	15,095
Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	(1,825)	1,470	16,866	(694)
Capital gain distributions	—	—	10,675	1,026
Change in unrealized appreciation (depreciation) of investments	21,205	12,292	(34,723)	(6,092)

Net gain (loss) on investments	19,380	13,762	(7,182)	(5,760)

Net increase (decrease) in net assets resulting from operations	$129,517	$60,897	$74,698	$9,335

The accompanying notes are an integral part of these financial statements

Thrivent Variable Annuity Account II

Statements of Operations

For the year ended December 31, 2004	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$14,514	$13,128
Mortality & expense risk charges	(4,552)	(17,075)

Net investment income (loss)	9,962	(3,947)
Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	350	—
Capital gain distributions	239	—
Change in unrealized appreciation (depreciation) of investments	256	—

Net gain (loss) on investments	845	—

Net increase (decrease) in net assets resulting from operations	$10,807	$(3,947)

The accompany notes are an integral part of these financial statements

Thrivent Variable Annuity Account II

Statements of Changes in Net Assets

	Technology Stock Subaccount		Partner Small Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$(4,046)	$(2,167)	$(2,059)	$(525)
Net realized gains (loss) on investments	(2,973)	(7,637)	2,993	963
Change in net unrealized appreciation (depreciation) on investments	19,874	79,396	17,736	15,570

Net Change in Net Assets Resulting from Operations	12,855	69,592	18,670	16,008
Unit Transactions:
Proceeds from units issued	55,999	10,582	95,250	42,780
Death benefits	(1,605)	—	(6,511)	—
Surrenders and terminations	—	(1,482)	—	—
Annuity benefit payments	(27,823)	(7,524)	(18,385)	(4,584)
Transfers between subaccounts	108,672	37,903	55,306	29,271

Net Change in Net Assets from Unit Transactions	135,243	39,479	125,660	67,467

Net Change in Net Assets	148,098	109,071	144,330	83,475
Net Assets Beginning of Period	234,254	125,183	93,328	9,853

Net Assets End of Period	$382,352	$234,254	$237,658	$93,328

	Partner Small Cap Value Subaccount		Small Cap Stock Subaccount
For the years ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$(4,609)	$(496)	$(16,718)	$(11,474)
Net realized gains (loss) on investments	6,843	4,372	53,305	(5,420)
Change in net unrealized appreciation (depreciation) on investments	74,645	15,812	210,993	329,919

Net Change in Net Assets Resulting from Operations	76,879	19,688	247,580	313,025
Unit Transactions:
Proceeds from units issued	163,870	77,155	122,458	87,979
Death benefits	(11,584)	—	(15,488)	—
Surrenders and terminations	—	—	(41)	(10,773)
Annuity benefit payments	(37,826)	(6,386)	(123,475)	(76,620)
Transfers between subaccounts	271,123	48,395	57,341	188,875

Net Change in Net Assets from Unit Transactions	385,583	119,164	40,795	189,461

Net Change in Net Assets	462,462	138,852	288,375	502,486
Net Assets Beginning of Period	138,852	—	1,239,351	736,865

Net Assets End of Period	$601,314	$138,852	$1,527,726	$1,239,351

	Small Cap Index Subaccount		Mid Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$(38,511)	$(29,491)	$(12,130)	$(2,089)
Net realized gains (loss) on investments	120,000	(85,710)	5,131	1,233
Change in net unrealized appreciation (depreciation) on investments	764,276	1,221,059	131,392	50,049

Net Change in Net Assets Resulting from Operations	845,765	1,105,858	124,393	49,193
Unit Transactions:
Proceeds from units issued	227,165	269,933	240,020	144,939
Death benefits	(28,150)	—	(28,003)	—
Surrenders and terminations	(54,496)	(122,337)	(40)	—
Annuity benefit payments	(345,826)	(249,987)	(100,888)	(15,160)
Transfers between subaccounts	76,181	(94,874)	755,961	196,831

Net Change in Net Assets from Unit Transactions	(125,126)	(197,265)	867,050	326,610

Net Change in Net Assets	720,639	908,593	991,443	375,803
Net Assets Beginning of Period	4,225,880	3,317,287	412,140	36,337

Net Assets End of Period	$4,946,519	$4,225,880	$1,403,583	$412,140

[1]	Certain subaccounts commenced during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

Thrivent Variable Annuity Account II

Statements of Changes in Net Assets

	Mid Cap Growth II Subaccount		Mid Cap Stock Subaccount
For the years ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$(1,890)	$(565)	$(11,760)	$(6,667)
Net realized gains (loss) on investments	2,865	193	20,411	(22,802)
Change in net unrealized appreciation (depreciation) on investments	18,588	13,007	141,473	210,314

Net Change in Net Assets Resulting from Operations	19,563	12,635	150,124	180,845
Unit Transactions:
Proceeds from units issued	39,295	13,790	128,030	119,156
Death benefits	—	—	(5,509)	—
Surrenders and terminations	—	—	—	(12,048)
Annuity benefit payments	(22,042)	(2,540)	(77,162)	(47,896)
Transfers between subaccounts	23,892	78,854	110,817	(40,244)

Net Change in Net Assets from Unit Transactions	41,145	90,104	156,176	18,968

Net Change in Net Assets	60,708	102,739	306,300	199,813
Net Assets Beginning of Period	107,276	4,537	818,956	619,143

Net Assets End of Period	$167,984	$107,276	$1,125,256	$818,956

	Mid Cap Index Subaccount		Partner International Subaccount
For the years ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$(13,049)	$2,581	$(18,428)	$(757)
Net realized gains (loss) on investments	13,225	4,906	10,428	192
Change in net unrealized appreciation (depreciation) on investments	159,017	153,471	383,934	21,950

Net Change in Net Assets Resulting from Operations	159,193	160,958	375,934	21,385
Unit Transactions:
Proceeds from units issued	247,780	174,027	580,948	108,773
Death benefits	(9,539)	—	(61,556)	—
Surrenders and terminations	—	(9,679)	(4,047)	—
Annuity benefit payments	(80,593)	(34,339)	(151,641)	(5,388)
Transfers between subaccounts	223,003	210,039	2,107,439	44,692

Net Change in Net Assets from Unit Transactions	380,651	340,048	2,471,143	148,077

Net Change in Net Assets	539,844	501,006	2,847,077	169,462
Net Assets Beginning of Period	821,238	320,232	169,462	—

Net Assets End of Period	$1,361,082	$821,238	$3,016,539	$169,462

	Partner All Cap Subaccount		Large Cap Growth Subaccount
For the years ended, except as indicated [1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$(2,391)	$(837)	$(22,692)	$(4,904)
Net realized gains (loss) on investments	3,128	680	13,079	2,018
Change in net unrealized appreciation (depreciation) on investments	29,595	20,966	200,165	113,445

Net Change in Net Assets Resulting from Operations	30,332	20,809	190,552	110,559
Unit Transactions:
Proceeds from units issued	106,109	59,871	1,499,750	263,686
Death benefits	(9,524)	—	(48,462)	—
Surrenders and terminations	—	—	(200)	(837)
Annuity benefit payments	(20,396)	(8,466)	(206,044)	(30,308)
Transfers between subaccounts	38,430	71,502	1,219,532	580,300

Net Change in Net Assets from Unit Transactions	114,619	122,907	2,464,576	812,841

Net Change in Net Assets	144,951	143,716	2,655,128	923,400
Net Assets Beginning of Period	144,890	1,174	925,471	2,071

Net Assets End of Period	$289,841	$144,890	$3,580,599	$925,471

[1]	Certain subaccounts commenced during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

Thrivent Variable Annuity Account II

Statements of Changes in Net Assets

	Large Cap Growth II Subaccount		Partner Growth Stock Subaccount
For the years ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$(646)	$(160)	$(2,528)	$(258)
Net realized gains (loss) on investments	365	84	9,588	161
Change in net unrealized appreciation (depreciation) on investments	6,817	3,187	17,631	9,378

Net Change in Net Assets Resulting from Operations	6,536	3,111	24,691	9,281
Unit Transactions:
Proceeds from units issued	22,572	11,184	175,998	36,412
Death benefits	—	—	—	—
Surrenders and terminations	—	—	—	—
Annuity benefit payments	(4,813)	(716)	(22,873)	(3,292)
Transfers between subaccounts	38,921	14,746	46,682	39,625

Net Change in Net Assets from Unit Transactions	56,680	25,214	199,807	72,745

Net Change in Net Assets	63,216	28,325	224,498	82,026
Net Assets Beginning of Period	29,082	757	85,513	3,487

Net Assets End of Period	$92,298	$29,082	$310,011	$85,513

	Large Cap Value Subaccount		Large Cap Stock Subaccount
For the years ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$(18,134)	$2,307	$(68,536)	$(26,196)
Net realized gains (loss) on investments	18,832	5,283	(12,025)	(69,875)
Change in net unrealized appreciation (depreciation) on investments	202,386	158,256	476,978	818,851

Net Change in Net Assets Resulting from Operations	203,084	165,846	396,417	722,780
Unit Transactions:
Proceeds from units issued	473,323	238,506	613,638	839,901
Death benefits	(32,961)	—	(74,058)	(2,659)
Surrenders and terminations	(282)	(5,855)	—	(61,185)
Annuity benefit payments	(134,028)	(47,754)	(439,336)	(303,001)
Transfers between subaccounts	633,283	622,842	467,425	538,828

Net Change in Net Assets from Unit Transactions	939,335	807,739	567,669	1,011,884

Net Change in Net Assets	1,142,419	973,585	964,086	1,734,664
Net Assets Beginning of Period	973,585	—	5,070,386	3,335,722

Net Assets End of Period	$2,116,004	$973,585	$6,034,472	$5,070,386

	Large Cap Index Subaccount		Real Estate Securities Subaccount
For the years ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$(12,971)	$11,232	$(8,967)	$8,867
Net realized gains (loss) on investments	(300,677)	(754,598)	15,261	3,831
Change in net unrealized appreciation (depreciation) on investments	1,206,931	2,749,214	244,517	32,373

Net Change in Net Assets Resulting from Operations	893,283	2,005,848	250,811	45,071
Unit Transactions:
Proceeds from units issued	585,695	662,827	376,430	240,662
Death benefits	(310,813)	(83,889)	(24,976)	—
Surrenders and terminations	(138,288)	(326,760)	—	—
Annuity benefit payments	(812,039)	(637,825)	(75,332)	(18,342)
Transfers between subaccounts	450,514	(165,995)	349,086	130,913

Net Change in Net Assets from Unit Transactions	(224,931)	(551,642)	625,208	353,233

Net Change in Net Assets	668,352	1,454,206	876,019	398,304
Net Assets Beginning of Period	9,558,755	8,104,549	398,304	—

Net Assets End of Period	$10,227,107	$9,558,755	$1,274,323	$398,304

[1]	Certain subaccounts commenced during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

Thrivent Variable Annuity Account II

Statements of Changes in Net Assets

	Balanced Subaccount		High Yield Subaccount
For the years ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$90,071	$167,541	$82,477	$19,617
Net realized gains (loss) on investments	(135,135)	(298,441)	5,015	678
Change in net unrealized appreciation (depreciation) on investments	711,736	1,463,268	30,334	36,242

Net Change in Net Assets Resulting from Operations	666,672	1,332,368	117,826	56,537
Unit Transactions:
Proceeds from units issued	1,495,266	485,548	623,738	374,249
Death benefits	(208,104)	(34,159)	(14,627)	—
Surrenders and terminations	(60,918)	(310,090)	(35)	—
Annuity benefit payments	(751,634)	(640,118)	(123,335)	(26,881)
Transfers between subaccounts	(477,718)	(97,517)	626,952	184,015

Net Change in Net Assets from Unit Transactions	(3,108)	(596,336)	1,112,693	531,383

Net Change in Net Assets	663,564	736,032	1,230,519	587,920
Net Assets Beginning of Period	9,762,334	9,026,302	599,005	11,085

Net Assets End of Period	$10,425,898	$9,762,334	$1,829,524	$599,005

	High Yield II Subaccount		Income Subaccount
For the years ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$110,137	$87,007	$47,135	$11,012
Net realized gains (loss) on investments	(1,825)	(15,228)	1,470	194
Change in net unrealized appreciation (depreciation) on investments	21,205	207,301	12,292	9,028

Net Change in Net Assets Resulting from Operations	129,517	279,080	60,897	20,234
Unit Transactions:
Proceeds from units issued	334,412	577,679	630,038	415,760
Death benefits	(82,627)	(994)	(49,781)	—
Surrenders and terminations	(12,553)	(43,473)	(160)	—
Annuity benefit payments	(223,785)	(139,190)	(123,819)	(28,654)
Transfers between subaccounts	153,038	154,900	742,880	343,638

Net Change in Net Assets from Unit Transactions	168,485	548,922	1,199,158	730,744

Net Change in Net Assets	298,002	828,002	1,260,055	750,978
Net Assets Beginning of Period	1,870,633	1,042,631	787,561	36,583

Net Assets End of Period	$2,168,635	$1,870,633	$2,047,616	$787,561

	Bond Index Subaccount		Limited Maturity Bond Subaccount
For the years ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$81,880	$91,642	$15,095	$8,631
Net realized gains (loss) on investments	27,541	30,470	332	4,769
Change in net unrealized appreciation (depreciation) on investments	(34,723)	(53,609)	(6,092)	(2,555)

Net Change in Net Assets Resulting from Operations	74,698	68,503	9,335	10,845
Unit Transactions:
Proceeds from units issued	278,272	395,656	540,859	329,658
Death benefits	(136,765)	(8,552)	(44,990)	—
Surrenders and terminations	(12,155)	(336,523)	(360)	(4,332)
Annuity benefit payments	(221,281)	(192,335)	(89,693)	(23,490)
Transfers between subaccounts	(184,502)	59,301	350,377	251,395

Net Change in Net Assets from Unit Transactions	(276,431)	(82,453)	756,193	553,231

Net Change in Net Assets	(201,733)	(13,950)	765,528	564,076
Net Assets Beginning of Period	3,006,150	3,020,100	575,353	11,277

Net Assets End of Period	$2,804,417	$3,006,150	$1,340,881	$575,353

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

Thrivent Variable Annuity Account II

Statements of Changes in Net Assets

	Mortgage Securities Subaccount		Money Market Subaccount
For the years ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations:
Net investment income (loss)	$9,962	$1,629	$(3,947)	$(4,399)
Net realized gains (loss) on investments	589	20	—	—
Change in net unrealized appreciation (depreciation) on investments	256	2,759	—	—

Net Change in Net Assets Resulting from Operations	10,807	4,408	(3,947)	(4,399)
Unit Transactions:
Proceeds from units issued	168,057	136,824	9,036,861	4,003,988
Death benefits	(22,722)	—	(165,686)	(3,217)
Surrenders and terminations	—	—	—	(2,076)
Annuity benefit payments	(30,660)	(10,690)	(241,324)	(183,138)
Transfers between subaccounts	62,823	133,454	(8,214,558)	(2,750,041)

Net Change in Net Assets from Unit Transactions	177,498	259,588	415,293	1,065,516

Net Change in Net Assets	188,305	263,996	411,346	1,061,117
Net Assets Beginning of Period	263,996	—	1,061,116	—
			$1,061,117

Net Assets End of Period	$452,301	$263,996	$1,472,462	$1,061,117

[1]	Certain subaccounts commenced during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

Thrivent Variable Annuity Account II

Notes to Financial Statements

As of December 31, 2004

(1) ORGANIZATION

The Thrivent Variable Annuity Account II ( the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has twenty-six subaccounts, each of which invests in a a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds); as follows:

Subaccount	Series
Technology	Thrivent Series Fund, Inc. – Technology Portfolio
Partner Small Cap Growth (h)	Thrivent Series Fund, Inc. – Partner Small Cap Growth Portfolio
Partner Small Cap Value (c)	Thrivent Series Fund, Inc. – Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. – Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. – Small Cap Index Portfolio
Mid Cap Growth (h)	Thrivent Series Fund, Inc. – Mid Cap Growth Portfolio (b)
Mid Cap Growth II (h)	Thrivent Series Fund, Inc. – Mid Cap Growth II Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. – Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. – Mid Cap Index Portfolio
Partner International Stock (c)	Thrivent Series Fund, Inc. – Partner International Stock Portfolio (a)
Partner All Cap (h)	Thrivent Series Fund, Inc. – Partner All Cap Portfolio
Large Cap Growth (h)	Thrivent Series Fund, Inc. – Large Cap Growth Portfolio (e)
Large Cap Growth II (h)	Thrivent Series Fund, Inc. – Large Cap Growth II Portfolio
Partner Growth Stock (h)	Thrivent Series Fund, Inc. – Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. – Large Cap Value Portfolio (f)
Large Cap Stock	Thrivent Series Fund, Inc. – Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. – Large Cap Index Portfolio
Real Estate Securities (c)	Thrivent Series Fund, Inc. – Real Estate Securities Portfolio
Balanced	Thrivent Series Fund, Inc. – Balanced Portfolio
High Yield (h)	Thrivent Series Fund, Inc. – High Yield Portfolio
High Yield II	Thrivent Series Fund, Inc. – High Yield II Portfolio
Income (h)	Thrivent Series Fund, Inc. – Income Portfolio
Bond Index	Thrivent Series Fund, Inc. – Bond Index Portfolio
Limited Maturity Bond (h)	Thrivent Series Fund, Inc. – Limited Maturity Bond Portfolio
Mortgage Securities (c)	Thrivent Series Fund, Inc. – Mortgage Securities Portfolio
Money Market (d)	Thrivent Series Fund, Inc. – Money Market Portfolio (g)

(a)	AAL Series Fund. – International Portfolio merged into the Thrivent Series Fund Inc.—Partner International Stock Portfolio as of April 30, 2004.
(b)	LB Series Fund. – Opportunity Growth Portfolio merged into the Thrivent Series Fund Inc.—Mid Cap Growth Portfolio as of April 30, 2004.
(c)	Since Inception, April 30, 2003
(d)	Since Inception, April 25, 2003
(e)	AAL Series Fund. – Aggressive Growth Portfolio merged into the Thrivent Series Fund Inc.—Large Cap Growth Portfolio as of April 25, 2003.
(f)	AAL Series Fund. – Equity Income Portfolio merged into the Thrivent Series Fund Inc.—Large Cap Value Portfolio as of April 25, 2003.
(g)	AAL Series Fund. – Money Market Portfolio merged into the Thrivent Series Fund Inc.—Money Market Portfolio as of April 25, 2003.
(h)	Since Inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund single premium immediate variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the single premium immediate variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES—continued

Annuity Reserves

Annuity reserves, represented as net assets for contracts in payout (annuitization) period on the statement of assets and liabilities, are computed for currently payable contracts according to the 1983 Table A mortality table and the 2000 IAM mortality table. The assumed interest is 3.5 percent. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to Thrivent Financial. If additional reserves are required, Thrivent Financial reimburses the Variable Account.

Other

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification

Certain amounts in the prior year financial statements have been reclassified to conform with the current year presentation.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial less any applicable premium taxes. No charge for sales distribution expense is deducted from premiums received.

Each contract has an indirect withdrawal and surrender charge, not to exceed 9%. The net amount received upon surrender is the commuted value. For the variable subaccounts, the commuted value is calculated using an interest rate of 0.5% greater than the assumed interest return selected. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.

The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $25 transfer charge. Transfers from the fixed account are not allowed.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.25% of the average daily net assets of the Variable Account.

Additionally, during the year ended December 31, 2004, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

Subaccount	% of Average Net Assets
Technology	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Index	0.35%
Small Cap Stock	0.70%
Mid Cap Growth	0.40%
Mid Cap Growth II	0.90%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner International Stock	0.85%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Large Cap Growth II	0.80%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Company Index	0.35%
Real Estate Securities	0.80%
Balanced	0.35%
High Yield	0.40%
High Yield II	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Technology	Partner Small Cap Growth	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth
Units outstanding at December 31, 2002	26,771	1,360	—	86,592	197,257	4,709
Units issued	10,375	8,756	10,436	32,706	25,810	37,172
Units redeemed	(3,799)	(1,046)	(544)	(14,055)	(38,974)	(2,095)

Units outstanding at December 31, 2002	33,347	9,070	9,892	105,243	184,093	39,786
Units issued	25,733	16,057	29,285	19,978	27,797	100,317
Units redeemed	(6,515)	(4,116)	(3,697)	(16,598)	(33,179)	(16,893)

Units outstanding at December 31, 2004	52,565	21,011	35,480	108,623	178,711	123,210

	Mid Cap Growth II	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth
Units outstanding at December 31, 2002	665	83,036	37,557	—	180	263
Units issued	11,577	24,743	42,313	13,511	19,208	95,874
Units redeemed	(652)	(23,673)	(7,502)	(538)	(1,213)	(4,809)

Units outstanding at December 31, 2003	11,590	84,106	72,368	12,973	18,175	91,328
Units issued	7,263	27,730	44,823	211,364	20,983	288,458
Units redeemed	(3,066)	(12,020)	(12,269)	(22,146)	(6,760)	(47,499)

Units outstanding at December 31, 2004	15,787	99,816	104,923	202,191	32,398	332,287

	Large Cap Growth II	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities
Units outstanding at December 31, 2002	95	424	—	480,009	492,389	—
Units issued	3,030	8,029	85,201	196,679	59,181	32,899
Units redeemed	(103)	(412)	(7,313)	(65,604)	(92,981)	(2,008)

Units outstanding at December 31, 2003	3,022	8,041	77,888	611,084	458,589	30,891
Units issued	6,714	34,074	88,808	149,671	75,096	51,448
Units redeemed	(707)	(15,268)	(16,497)	(81,958)	(84,283)	(8,309)

Units outstanding at December 31, 2004	9,029	26,846	150,199	678,797	449,402	74,030

	Balanced	High Yield	High Yield II	Income	Bond Index	Limited Maturity Bond
Units outstanding at December 31, 2002	559,242	1,246	119,459	3,540	195,429	1,092
Units issued	58,495	55,305	78,520	72,269	53,170	56,748
Units redeemed	(95,044)	(3,294)	(24,991)	(4,690)	(58,403)	(3,863)

Units outstanding at December 31, 2003	522,693	53,257	172,988	71,119	190,196	53,977
Units issued	119,243	117,720	52,622	135,060	35,604	88,510
Units redeemed	(118,975)	(21,434)	(37,609)	(27,411)	(52,894)	(17,472)

Units outstanding at December 31, 2004	522,961	149,543	188,001	178,768	172,906	125,015

	Mortgage Securities	Money Market
Units outstanding at December 31, 2002	—	—
Units issued	27,213	5,409,109
Units redeemed	(1,074)	(4,344,493)

Units outstanding at December 31, 2003	26,139	1,064,616
Units issued	23,883	10,042,556
Units redeemed	(6,424)	(9,625,675)

Units outstanding at December 31, 2004	43,598	1,481,497

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2004 were as follows:

	Purchases	Sales
Technology	$173,249	$42,052
Partner Small Cap Growth	162,547	38,946
Partner Small Cap Value	430,621	46,962
Small Cap Stock	245,485	204,260
Small Cap Index	563,380	727,016
Mid Cap Growth	979,816	124,889
Mid Cap Growth II	68,917	29,662
Mid Cap Stock	267,363	114,680
Mid Cap Index	468,224	100,117
Partner International Stock	2,646,116	193,401
Partner All Cap	136,419	24,191
Large Cap Growth	2,762,866	320,983
Large Cap Growth II	62,355	6,321
Partner Growth Stock	361,393	164,114
Large Cap Value	1,057,199	135,999
Large Cap Stock	1,077,656	578,523
Large Cap Index	1,375,466	1,613,378
Real Estate Securities	705,883	87,500
Balanced	2,168,727	2,081,764
High Yield	1,371,060	175,889
High Yield II	636,284	357,661
Income	1,487,256	240,955
Bond Index	618,114	801,989
Limited Maturity Bond	901,879	129,565
Mortgage Securities	240,180	52,482
Money Market	8,174,851	7,763,515

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the four years in the period ended December 31, 2004, except as indicated in Note 1, follows:

Subaccount	2004	2003	2002	2001
Technology
Units	52,565	33,347	26,771	16,532
Unit value	$7.27	$7.02	$4.68	$8.16
Net assets	$382,352	$234,254	$125,183	$134,338
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%
Total Return (c)	3.55%	49.48%	(42.43)%	(18.36)%

Partner Small Cap Growth
Units	21,011	9,070	1,360
Unit value	$11.31	$10.29	$7.24
Net assets	$237,658	$93,328	$9,853
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25
Investment income ratio (b)	0.00%	0.00%	0.00
Total Return (c)	9.93%	42.05%	(27.56)

Partner Small Cap Value
Units	35,480	9,892
Unit value	$16.95	$14.04
Net assets	$601,314	$138,852
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.00%	6.36%
Total Return (c)	20.73%	40.37%

Small Cap Stock
Units	108,623	105,243	86,592	61,341
Unit value	$14.06	$11.78	$8.51	$10.83
Net assets	$1,527,726	$1,239,351	$736,865	$664,178
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.01%	0.00%	0.18%
Total Return (c)	19.43%	38.45%	(21.40)%	8.22%

Small Cap Index
Units	178,711	184,093	197,257	223,586
Unit value	$27.68	$22.95	$16.82	$20.01
Net assets	$4,946,519	$4,225,880	$3,317,287	$4,472,813
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.38%	0.41%	0.01%	0.39%
Total Return (c)	20.58%	36.44%	(15.93)%	5.05%

Mid Cap Growth
Units	123,210	39,786	4,709
Unit value	$11.39	$10.36	$7.72
Net assets	$1,403,583	$412,140	$36,337
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%
Total Return (c)	9.97%	34.24%	(22.83)%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) UNIT VALUES—continued

Subaccount	2004	2003	2002	2001
Mid Cap Growth II
Units	15,787	11,590	665
Unit value	$10.64	$9.26	$6.82
Net assets	$167,984	$107,276	$4,537
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%
Total Return (c)	14.96%	35.64%	(31.76)%

Mid Cap Stock
Units	99,816	84,106	83,036	64,568
Unit value	$11.27	$9.74	$7.46	$8.93
Net assets	$1,125,256	$818,956	$619,143	$576,654
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.25%	0.30%	0.36%
Total Return (c)	15.78%	30.63%	(16.51)%	(10.72)%

Mid Cap Index
Units	104,923	72,368	37,557	16,752
Unit value	$12.97	$11.35	$8.53	$10.11
Net assets	$1,361,082	$821,238	$320,232	$169,512
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	1.75%	0.63%	0.86%
Total Return (c)	14.31%	33.13%	(15.71)%	1.13%

Partner International Stock
Units	202,191	12,973
Unit value	$14.92	$13.06
Net assets	$3,016,539	$169,462
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.19%	0.00%
Total Return (c)	14.21%	30.63%

Partner All Cap
Units	32,398	18,175	180
Unit value	$8.95	$7.97	$6.54
Net assets	$289,841	$144,890	$1,174
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.05%	0.24%	0.00%
Total Return (c)	12.22%	21.98%	(34.65)%

Large Cap Growth
Units	332,287	91,328	263
Unit value	$10.78	$10.13	$7.86
Net assets	$3,580,599	$925,471	$2,071
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.31%	0.00%	0.00%
Total Return (c)	6.34%	28.87%	(21.37)%

Large Cap Growth II
Units	9,029	3,022	95
Unit value	$10.22	$9.62	$7.94
Net assets	$92,298	$29,082	$757
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.15%	0.63%
Total Return (c)	6.22%	21.23%	(20.61)%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) UNIT VALUES—continued

Subaccount	2004	2003	2002	2001
Partner Growth Stock
Units	26,846	8,041	424
Unit value	$11.55	$10.64	$8.22
Net assets	$310,011	$85,513	$3,487
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.44%	2.91%
Total Return (c)	8.58%	29.42%	(17.82)%

Large Cap Value
Units	150,199	77,888
Unit value	$14.09	$12.50
Net assets	$2,116,004	$973,585
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.00%	1.16%
Total Return (c)	12.71%	25.00%

Large Cap Stock
Units	678,797	611,084	480,009	370,167
Unit value	$8.89	$8.30	$6.95	$9.04
Net assets	$6,034,472	$5,070,386	$3,335,722	$3,360,780
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.59%	0.53%	0.48%
Total Return (c)	7.14%	19.85%	(23.46)%	(9.55)%

Large Cap Index
Units	449,402	458,589	492,389	581,825
Unit value	$22.76	$20.85	$16.46	$21.43
Net assets	$10,227,107	$9,558,755	$8,104,549	$12,466,776
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.12%	1.38%	0.01%	0.97%
Total Return (c)	9.18%	26.62%	(23.18)%	(13.25)%

Real Estate Securities
Units	74,030	30,891
Unit value	$17.21	$12.89
Net assets	$1,274,323	$398,304
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.00%	5.48%
Total Return (c)	33.50%	28.94%

Balanced
Units	522,961	522,693	559,242	613,289
Unit value	$19.94	$18.68	$16.14	$18.01
Net assets	$10,425,898	$9,762,334	$9,026,302	$11,045,198
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.14%	3.08%	0.00%	3.05%
Total Return (c)	6.74%	15.72%	(10.38)%	(4.69)%

High Yield
Units	149,543	53,257	1,246
Unit value	$12.23	$11.25	$8.90
Net assets	$1,829,524	$599,005	$11,085
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	8.16%	8.36%	7.75%
Total Return (c)	8.77%	26.41%	(0.85)%

Thrivent Variable Annuity Account II

Notes to Financial Statements (continued)

(6) UNIT VALUES—continued

Subaccount	2004	2003	2002	2001
High Yield II
Units	188,001	172,988	119,459	128,437
Unit value	$11.54	$10.81	$8.73	$8.81
Net assets	$2,168,636	$1,870,633	$1,042,631	$1,130,626
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	6.85%	7.74%	8.81%	9.12%
Total Return (c)	6.67%	23.86%	(11.02)%	(0.14)%

Income
Units	178,768	71,119	3,540
Unit value	$11.45	$11.07	$10.33
Net assets	$2,047,616	$787,561	$36,583
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	4.38%	4.34%	3.39%
Total Return (c)	3.43%	7.17%	3.33%

Bond Index
Units	172,906	190,196	195,429	179,192
Unit value	$16.22	$15.81	$15.45	$14.26
Net assets	$2,804,417	$3,006,149	$3,020,100	$2,556,354
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.09%	4.25%	5.25%	6.08%
Total Return (c)	2.62%	2.30%	8.32%	7.11%

Limited Maturity Bond
Units	125,015	53,977	1,092
Unit value	$10.73	$10.66	$10.33
Net assets	$1,340,881	$575,353	$11,277
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	2.86%	4.65%	1.98%
Total Return (c)	0.62%	3.18%	3.31%

Mortgage Securities
Units	43,598	26,139
Unit value	$10.37	$10.10
Net assets	$452,301	$263,996
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	3.99%	2.13%
Total Return (c)	2.72%	1.00%

Money Market
Units	1,481,497	1,064,616
Unit value	$0.99	$1.00
Net assets	$1,472,462	$1,061,116
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.96%	0.53%
Total Return (c)	(0.28)%	(0.33)%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

Part A:	None

Part B:	Financial Statements of Depositor. (9)

Financial Statements of Thrivent Variable Annuity Account II (9)

(b)	Exhibits:

1.	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account II (“Registrant”). (1)

2.	Not Applicable.

3.	Form of Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc. (2)

4.	Variable Annuity Contract (3)

5.	Standard Application Form. (4)

6.	Articles of Incorporation and Bylaws (8)

7.	Not Applicable.

8.	Participation Agreement between the Depositor and the Fund as of December 15, 2003 (8)

9.	Opinion of Counsel as to the legality of the securities being registered (including written consent). (9)

10.	Consent of Independent Registered Public Accounting Firm. (9)

11.	Not Applicable.

12.	Not Applicable.

13.	(a) Power of Attorney for Richard E. Beumer, Dr. Addie J. Butler, John O. Gilbert, Robert H. Hoffman, James M. Hushagen, Richard C. Kessler, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Bruce J. Nicholson, Robert B. Peregrine, Paul D. Schrage, Dr. Kurt M. Senske, Dr. Albert K. Siu, Thomas R. Zehnder, and Randall L. Boushek. (5)

(b)	Power of Attorney for Adrian M. Tocklin (6)

(1)	Incorporated by reference from the initial registration statement of Registrant, file no. 333-71853, filed on February 5, 1999.

(2)	Incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, file no. 333-89488, filed on October 1, 2002.

(3)	Incorporated by reference from Post-Effective Amendment No. 5 to the registration statement of Registrant, file no. 333-71853, filed on February 27, 2001.

(4)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Registrant, file no. 333-71853, filed on May 27, 1999.

(5)	Incorporated by reference from the initial registration statement on Form N-4 of Thrivent Variable Annuity Account I, file no. 333-89488, filed on May 31, 2002.

(6)	Incorporated by reference from the initial registration statement on Form N-6 of Thrivent Variable Life Account I, file number 333-103454, filed on February 26, 2003.

(7)	Incorporated by reference from Post-Effective Amendment No. 3 to the registration statement of Registrant, file no. 333-71853, filed on April 20, 2000.

(8)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, file no. 333-103454, filed on April 19, 2004.

(9)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:

Name and Principal Business Address	Positions and Offices with Depositor
John O. Gilbert	Director, Chairman

Bruce J. Nicholson	Director, President & CEO

Richard E. Beumer 13013 Wheatfield Farm Road Town & Country, Missouri 63141	Director

Dr. Addie J. Butler Community College of Philadelphia 1700 Spring Garden Street Philadelphia, PA 19130	Director

Robert H. Hoffman Taylor Corporation 1725 Roe Crest Drive P.O. Box 37208 North Mankato, MN 56002-3728	Director

James M. Hushagen Eisenhower & Carlson, PLLC 1201 Pacific Avenue, Suite 1200 Edgewood, WA 98402-4395	Director

Richard C. Kessler The Kessler Enterprise, Inc. 7380 Sand Lake Road, Suite 120 Orlando, FL 32819	Director

Timothy J. Lehman Kimberly-Clark 2001 Marathon Avenue Neenah, Wisconsin 54956	Director

Name and Principal Business Address	Positions and Offices with Depositor
Richard C. Lundell 7341 Dogwood Excelsior, MN 55331	Director

John P. McDaniel MedStar Health 5565 Sterrett Place Columbia, MD 21044	Director

Paul W. Middeke The Lutheran Church - Missouri Synod Worker Benefit Plans 1333 South Birkwood Road St. Louis, MO 63121	Director

Paul D. Schrage 42237 N. 112th Place Scottsdale, AZ 85262	Director

Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, TX 78714	Director

Dr. Albert Siu 23 North Gate Road Mendham, NJ 07945	Director

Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, FL 33715	Director

Rev. Thomas R. Zehnder 6308 Chiswick Park Williamsburg, VA 23188-6368	Director

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing and Products

Name and Principal Business Address	Positions and Offices with Depositor
Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Executive Vice President, Chief Administrative Officer

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Senior Vice President, Financial Services Operations

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Jennifer H. Martin	Senior Vice President, Human Resources

Frederick A. Ohlde 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President

Larry A. Robins	Senior Vice President and Chief Information Officer

James A. Thomsen	Senior Vice President, Field Distribution

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Nikki L. Sorum	Senior Vice President, Marketing

Russell W. Swansen	Senior Vice President, Chief Investment Officer

Marie A. Uhrich	Senior Vice President, Communications

John E. Hite	Vice President, Associate General Counsel and Chief Compliance Officer

Katie S. Kloster	Rule 38a-1 Compliance Officer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial for Lutherans	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding Company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Service Organization, Inc.	Organized for the purpose of owning bank account withdrawal authorizations	Wisconsin

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Financial Investor Services Inc.	Transfer agent for Thrivent Mutual Funds	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance agency	Minnesota

Field Agents’ Brokerage Company	Licensed life and health insurance agency	Minnesota

MCB Financial Services, Inc.	Currently not engaged in any form of business	Minnesota

Item 27.	Number of Contract Owners

As of March 31, 2005, there were approximately 1,962 qualified and non-qualified contract owners.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Section E, subsection (viii) of Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Mgt.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)

Other activity. Thrivent Investment Mgt. the principal underwriter for the Contracts, also serves as principal underwriter and investment adviser for Thrivent Mutual Funds (a Massachusetts Business Trust offering Class A, Class B and Institutional Class shares).

Thrivent Investment Management is also a registered investment adviser for the aforementioned mutual funds.

(b)	Management. The directors and officers of Thrivent Investment Mgt. are listed below. Unless otherwise indicated, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
David M. Anderson	Director

Randall L. Boushek	Director

Nikki L. Sorum	Director and Senior Vice President

James A. Thomsen	Director and President

Russell W. Swansen	Senior Vice President and Chief Investment Officer

Randall L. Boushek	Vice President

Katie S. Kloster	Vice President and Rule 206(4)-7 Chief Compliance Officer

Thomas R. Mischka 4321 North Ballard Road Appleton, WI 54979	Vice President and Anti-Money Laundering Officer

John E. Hite	Vice President and Chief Compliance Officer

Kurt S. Tureson	Vice President and Chief Financial Officer

(c)	Not Applicable.

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 31.	Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents as to the flexible premium deferred variable annuity contracts that are the subject of this registration statement, File Number 33-71853, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on this 20th day of April 2005.

THRIVENT VARIABLE ANNUITY ACCOUNT II (Registrant)

By:	Thrivent Financial for Lutherans (Depositor, on behalf of itself and Registrant)

By:	*
Bruce J. Nicholson President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of April 2005.

By:	Thrivent Financial for Lutherans (Depositor)

By:	*
Bruce J. Nicholson President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed on the 20th day of April 2005 by the following directors and officers of Depositor in the capacities indicated:

* Bruce J. Nicholson	President and Chief Executive Officer (Principal Executive Officer)

* Randall L. Boushek	Senior Vice President (Chief Financial Officer and Principal Accounting Officer)

A majority of the Board of Directors:*

Richard E. Beumer	Richard C. Lundell	Dr. Albert Siu
Dr. Addie J. Butler	John P. McDaniel	Adrian M. Tocklin
John O. Gilbert	Paul W. Middeke	Rev. Thomas R. Zehnder
Robert H. Hoffman	Bruce J. Nicholson
James M. Hushagen	Paul D. Schrage
Richard C. Kessler	Dr. Kurt M. Senske

*	John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ John C. Bjork
John C. Bjork
Attorney-in-Fact

THRIVENT VARIABLE ANNUITY ACCOUNT II

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit

9	Opinion of Counsel as to the legality of the securities being registered (including written consent)

10	Consent of Independent Registered Public Accounting Firm